                                                                    EXHIBIT 10.7

                        ADVANSTAR COMMUNICATIONS, INC.


                            EMPLOYEES' 401(k) PLAN
                            ----------------------

                              (1993 RESTATEMENT)



     THIS AGREEMENT is made this 9th day of September, 1993, by and among ADVANSTAR COMMUNICATIONS, INC., a corporation, hereinafter called the "Company," and MARY ABOOD, TEUTA CENAJ, BYRON GLIDDEN, DAVID MONTGOMERY and PHILLIP STOCKER, hereinafter collectively called the "Trustee."

     WHEREAS, the Company adopted the Advanstar Communications, Inc. Employees' 401(k) Trust on May 3, 1989, which was restated in its entirety effective the 1st day of January, 1989; and

     WHEREAS, the Company desires to continue to promote in its employees the strongest interest in the successful operation of the business, loyalty to the Company, increased efficiency in their work, and the assurance that they will share in the prosperity of the enterprise; and

     WHEREAS, the Company desires to provide its employees with a means to accumulate voluntary savings for their retirement years;

     NOW, THEREFORE, in consideration of the promises and of the mutual covenants herein contained, it is hereby agreed by and between the Company and the Trustee that said Plan and Trust is fully and completely restated as follows:

     1.   Name of Trust; Effective Date.
     --   -----------------------------

     The Trust heretofore created and restated in accordance with the terms hereof shall continue to be known as the ADVANSTAR COMMUNICATIONS INC. EMPLOYEES' 401(k) TRUST. The Plan and Trust restated hereby shall be generally effective as of July 1, 1993.

     2.   Definitions.
     --   -----------

     As used in this instrument, the following terms shall have the meaning hereinafter set forth:

          (a)  "Anniversary Date" shall mean the last day of a Plan Year.

          (b)  "Board" shall mean the Board of Directors of the Company.

          (c)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Company" or "Employer" shall mean Advanstar Communications Inc. Any corporation which is a member of a controlled group of corporations with Advanstar Communications Inc. may also sponsor this Plan if such corporation has been designated by Advanstar Communications Inc. as a sponsoring employer and such corporation agrees to be bound by the terms of this Plan.

          (e) "Compensation" shall mean the total compensation paid by the Company to an Employee for services rendered for the period under consideration (other than compensation in the form of qualified or previously qualified compensation) that is currently includible in gross income of the Employee for income tax purposes. Effective January 1, 1992, "Compensation" shall also include amounts that are not includible in income of the Employee under Code Section 125 (except for amounts not includible in income under Code Section 125 which are applied to the payment of medical insurance premiums on behalf of such Employee). No more than $200,000 (or such higher amount as determined by the Secretary of the Treasury pursuant to Section 416(d)(2) of the Code) of Compensation shall be taken into account for all purposes of this Plan.

          (f) "Disability" shall mean a physical or mental condition of a Participant resulting from bodily injury, disease or mental disorder which renders him incapable of continuing any gainful occupation and which condition constitutes total disability under a medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. The disability of a Participant shall be determined by a licensed physician chosen by the Company.

          (g) "Employee" shall mean any person employed by the Company or any other employer required to be aggregated with the Company under Sections 414(b), (c), (m), or (o) of the Code, but excluding any member of a collective bargaining unit with which the Company is required to negotiate with respect to retirement benefits (if retirement benefits have been the subject of good faith negotiation). After January 1, 1991, the term "Employee" shall exclude any person who is employed on an hourly basis.

          Employee shall also include any Leased Employee deemed to be an Employee as provided in Sections 414(n) or (o) of the Code.

          (h) "Family" shall mean with respect to any Employee, such Employee's spouse and lineal ascendants or descendants and the spouse of such lineal ascendants or descendants.

          (i) "Fund" or Funds" shall mean the investment fund or funds established and maintained hereunder by the Trustee for the Plan pursuant to subparagraph 8. A.
                     -- --

          (j) "Gross Compensation" shall mean a Participant's Compensation (including all amounts not includible in income of the Participant under Code Section 125) plus amounts deferred hereunder pursuant to a salary reduction agreement.

          (k) "Highly Compensated Employee" shall include highly compensated active and former employees. A highly compensated active employee is any Employee who performs service for the Employer during the determination year and who, during the determination year: (i) received Compensation from the Employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code); (ii) received Compensation from the Employer in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code) and was a member of the top-paid group for such year; (iii) was an officer of the Employer and received Compensation during such year that is greater than 50 percent of the dollar limitation in effect under Section 415(b)(1)(A) of the Code; or (iv) was a 5 percent owner at any time during the determination year.

          If no officer has satisfied the Compensation requirement of (iii) above, during a determination year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

          For this purpose, the determination year shall be the Plan Year, and the Employer elects the calendar year calculation election as provided in Treasury Regulation (S) 1.414(q)-IT, A-14(b).

          A highly compensated former employee is any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

          If an Employee is, during a determination year, a Family member of either a 5 percent owner who is an active or former employee or a Highly Compensated Employee who is one of the 10 most highly compensated employees ranked on the basis of compensation paid by the Employer during such year, then the Family member and the 5 percent owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the Family member and 5 percent owner or top-ten Highly Compensated Employee shall be treated as a single employee receiving compensation and plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the Family member and 5 percent owner or top-ten Highly Compensated Employee.

          The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the number of Employees treated as officers and the Compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

          (l) "Hour of Service" shall mean each hour for which an Employee is directly or indirectly paid, or entitled to payment, by the Company for the performance of duties (such hours to be credited for the computation period in which the duties were performed), each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Company (such hours to be credited for the computation period to which the award or agreement pertains), and each hour for which an Employee is directly or indirectly paid, or entitled to payment, by the Company for reasons (such as vacation, sickness, disability, holidays, paid layoff and similar paid periods of nonworking time) other than the performance of duties (such hours to be credited for the computation period in which such period of nonworking time first occurs).

          With respect to an Employee who is absent from work for any period (i) by reason of the pregnancy of the Employee; (ii) by reason of the birth of a child of the Employee; (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement, then solely for purposes of determining whether a One-Year Break in Service has occurred, such Employee shall be credited with the Hours of Service which otherwise would have been credited to such Employee but for such absence. In the event that the Plan Administrator is unable to determine the Hours of Service with respect to such absence, the Employee shall be credited with eight Hours of Service for each normal workday of such absence. No credit for Hours of Service shall be granted with respect to an absence described in this paragraph if the Employee fails to timely provide information required by the Plan Administrator which is reasonably required to establish that the Employee was absent from work for a reason described in this paragraph and to establish the number of days for which there was such an absence. Hours of Service which are credited pursuant to this paragraph shall be credited only in the Plan Year in which the absence from work begins (if the Employee would be prevented from incurring a One-Year Break in Service in such year solely because the Employee is credited with Hours of Service pursuant to this paragraph), or in any other case, in the immediately following Plan Year.

          No more than 501 Hours of Service shall be credited to an Employee on account of any single continuous period during which the Employee performs no duties. In addition to the foregoing, the rules set forth at Sections 2530.200b-2(b) and 2(c) of the Department of Labor Regulations shall apply in determining Hours of Service.

          An Hour of Service respecting any member of a controlled group of corporations or any member of an affiliated service group (as defined in Section 414(b), 414(m) or 414(o) of the Code) of which the Company is a member, or respecting an unincorporated trade or business which is under common control with the Company (as defined in Section 414(c) of the Code) or any other entity required to be aggregated with the Company under
     Section 414(o) of the Code shall be credited as an Hour of Service with the Company.

          (m) "Income" shall mean the income allocable to "excess contributions" or "excess aggregate contributions" within the meaning of subparagraphs 7. C. or 7. D., below for the Plan Year in which such excess
                   -- --    -- --
     contribution was made. The amount of income attributable to such excess contributions shall be determined by the Administrator in a reasonable and consistent manner. Income shall not include income allocable to excess contributions for the Plan Year in which the excess contribution is returned to the Participant.

          (n) "Non-Highly Compensated Employee" shall mean an Employee who is neither a Highly Compensated Employee nor a member of his Family.

          (o)  "Normal Retirement Age" shall mean age sixty-five (65).

          (p) "One-Year Break in Service" shall mean a Plan Year during which an Employee does not complete more than one Hour of Service with the Company. For purposes of determining eligibility to participate in the Plan, such 12-month period shall be calculated with reference to the Employee's "Employment Commencement Date" (as defined in subparagraph 2.(w)
                                                                           -
     below), and annual anniversaries thereof. For purposes of determining the nonforfeitable percentage of a Participating Employee's share in the Trust, such 12-month period shall be deemed to be the Plan Year.

          (q) "Participating Employee" and "Participant" shall mean any Employee of the Company who is eligible to participate in Company contributions to the Plan and Trust. "Beneficiary" shall mean a person who has become eligible to participate and for whom an account is maintained by the Trustee, but who has ceased to be an Employee of the Company, or a person entitled to benefits hereunder as beneficiary of a deceased Participating Employee or as beneficiary of a deceased Beneficiary.

          (r) "Plan" shall mean the Advanstar Communications Inc. Employees' 401(k) Plan set forth in and by this Agreement and all subsequent amendments thereto.

          (s)  "Plan Year" shall mean the calendar year.

          (t) "Revaluation Date" shall mean the last day of a Plan Year, or such other additional dates as are mutually agreeable to the Trustee and the Company.

          (u) "Trust" shall mean the Advanstar Communications Inc. Employees' 401(k) Trust set forth herein.

          (v) "Trustee" shall mean the Trustee or Trustees appointed from time to time by the Company to accept contributions, administer the assets of the Trust, and otherwise to act in accordance with this Plan and Trust.

          (w) "Vesting Year of Service" shall mean a period of twelve (12) consecutive months during which a Participating Employee completes at least one (1) Hour of Service. Such 12-month period shall be calculated with reference to the Employee's "Employment Commencement Date" (the first date of employment on which the Employee is credited with an Hour of Service with the Company), and subsequent such 12-month periods shall be calculated with reference to subsequent anniversaries of said Employment Commencement Date. In determining Vesting Years of Service, service with Harcourt Brace Jovanovich, Inc. shall be considered as service with the Company.

          An Employee who ceases to be a Participant, but who remains in the employment of the Company, shall continue to be credited with Vesting Years of Service under this Plan so long as he remains in the employment of the Company. An Employee who was in the employment of the Company before he became an Employee for purposes of this Plan shall receive credit for Vesting Years of Service as though he had been an Employee during such prior period of employment with the Company.

          (x) "Year of Service" shall mean a period of twelve (12) consecutive months during which an Employee has not less than 1,000 Hours of Service with the Company. Such 12-month period shall be calculated with reference to the Employee's "Employment Commencement Date" (the first date of employment on which the Employee is credited with an Hour of Service with the Company), and subsequent such 12-month periods shall be calculated with reference to subsequent anniversaries of said Employment Commencement Date.

     Where necessary or appropriate to the meaning hereof, the singular shall be deemed to include the plural, the plural to include the singular, the masculine to include the feminine and neuter, the feminine to include the masculine and neuter, and the neuter to include the masculine and feminine.

     3.   Purpose.
     --   -------

     This Trust was created and continues in existence for the purpose of enabling eligible Employees of the Company to defer a portion of their compensation until retirement and to share in the profits of the Company's business. Except as provided in Paragraph 32. below, in no event shall any part
                                           ---
of the principal or income of this Trust be paid to or revested in the Company, or be used for any purpose whatsoever other than the exclusive benefit of such Employees and their Beneficiaries.

     All discretionary acts taken by the Trustee hereunder shall be uniform in their nature and application to all persons similarly situated, and no discretionary acts shall be taken which shall be discriminatory under the provisions of the Code or the Employee Retirement Income Security Act of 1974, as they relate to employees' profit-sharing trusts, as such provisions now exist or may from time to time be amended.

     4.   Plan Entry Requirements.
     --   -----------------------

     Each Employee of the Company shall enter the Plan on the first day of the calendar month next following the later to occur of the end of the 12-month period of service which constitutes a Year of Service with respect to such Employee and his attainment of age twenty-one (21). Prior to January 1, 1991, each Employee of the Company shall enter the Plan on the January 1 or July 1 next following the later to occur of the end of the 12-month period of service which constitutes a Year of Service with respect to such Employee and his attainment of age twenty-one (21). An Employee who has met the Plan entry requirements may elect not to participate in the Plan by providing the Company with written notice of his or her election not to be included as a Participant. Said election shall remain in effect until the Employee provides the Company with written notice of his or her election to become a Participant.

     With respect to an Employee who has met the eligibility requirements of the Plan but who has incurred a One-Year Break in Service, such Employee shall be eligible to re-enter the Plan commencing immediately upon his return. In the event an Employee who is not a member of an eligible class of employees becomes a member of an eligible class, such employee will participate immediately if such Employee has satisfied the minimum age and service requirements and would have otherwise previously become a Participant. In the event that the eligibility of any person to participate in the Plan shall be disputed, the decision of the Trustee upon such eligibility shall be controlling. For the purposes of enabling the Trustee to make such determination, all information available to the Company which shall be required by the Trustee shall be made available to the Trustee.

     5.   Contributions.
     --   -------------

     Subject to the provisions of subparagraphs 8. H. and 8. I. below,
                                                -- --     -- --
contributions under the

Plan shall be made as follows:

          A.   Salary Reduction Contributions.  Each Participant may elect to
          --   ------------------------------
     enter into a salary reduction agreement with the Company under which the Participant agrees to accept a reduction in salary from the Company (such reduction not to exceed fifteen percent (15%) of such Participant's Gross Compensation with respect to any Plan Year). Said salary reduction agreement shall be filed by the Participant with the Company within 30 days prior to the payment of Compensation to which such salary reduction agreement applies. In consideration of such agreement, the Company will make a salary reduction contribution to the Participant's Salary Reduction Contribution Account on behalf of the Participant for such Plan Year in an amount equal to the total amount by which the Participant's Compensation from the Company was reduced during the Plan Year pursuant to the salary reduction agreement. Contributions made by the Company for a given Plan Year pursuant to salary reduction agreements shall be deposited with the Trustee within a reasonable amount of time, but in no event will such deposit be made more than 90 days following the date such funds are withheld from the Participant's salary.

          Salary reduction contributions made pursuant to this subparagraph A.
                                                                            --
     shall be governed by the following additional provisions:

               (1) Amounts credited to a Participant's Salary Reduction Account shall be 100 percent vested and nonforfeitable at all times.

               (2) Amounts credited to a Participant's Salary Reduction Account shall be considered as a contribution made by the Company for purposes of subparagraphs 8. H., 8. I. and 26. B.
                           -- --  -- --     --- --

               (3) A salary reduction agreement may provide for a reduction in salary by means of reducing the Participant's payroll on a periodic basis, or the agreement may provide for lump sum reductions with respect to any compensation payments in such amounts that will not cause the limitations of Paragraphs 7., 8. H., or 8. I. to be
                                              --  -- --     -- --
          exceeded.

               (4) A salary reduction agreement providing for reductions to a Participant's periodic payroll may be cancelled at any time by a Participant by giving at least 30 days advance written notice to the Company, specifying the effective date of the cancellation. A Participant may change the rate of his salary reduction four (4) times per Plan Year, to be effective as of any January 1, April 1, July 1, or October 1 following such election, by filing an amended salary reduction agreement with the Company within thirty (30) days prior to said date.

               (5) The Company may refrain from making contributions to this Plan, in respect of the salary reduction agreement entered into by the Participant, if the Company determines that such action is necessary to insure that the Participant's annual additions for any Plan Year will not exceed the limitations of subparagraphs 8. H. or 8. I.
                                                           -- --    -- --
          hereinbelow, or to insure that the Actual Deferral Percentage Test described in Paragraph 7. hereinbelow is met for such Plan Year. In
                                 --
          any such event, the Company may pay to the Participant the amount which otherwise would have been paid prior to the Participant's election to reduce his salary, rather than as a contribution made pursuant to a salary reduction agreement.

               (6) A salary reduction agreement shall not provide for a reduction in excess of $7,000 (or such higher amount as determined by the Secretary pursuant to Section 415(d) of the Code) under all plans maintained by the Company with respect to any Employee's taxable year.

          B.   Matching Company Contributions.  Not later than the time
          --   ------------------------------
     prescribed by law for filing its federal income tax return (including any extensions thereof) for its current taxable year, the Company shall contribute to the Trustee, on behalf of each Participant, as its Matching Company Contribution to the Trust for the Plan Year which ends within or which is co-terminous with such taxable year of the Company, to be held in trust, administered and distributed under the terms of this Agreement, an amount to be determined as follows:

               (1) With respect to Salary Reduction Contributions up to the first two percent (2%) of the Participant's Gross Compensation, the Matching Company Contribution shall be equal to 100% of the Salary Reduction Contribution;

               (2) With respect to Salary Reduction Contributions in excess of two percent (2%) of the Participant's Gross Compensation and not in excess of six percent (6%) of the Participant's Gross Compensation, the Matching Company Contribution shall be equal to 25% of such Salary Reduction Contribution; and

               (3) With respect to Salary Reduction Contributions in excess of six percent (6%) of the Participant's Gross Compensation, there shall be no Matching Company Contribution. In no event shall the Matching Company Contribution made on behalf of a Participant in a Plan Year exceed three percent (3%) of the Participant's Gross Compensation.

          In determining the Matching Company Contribution, the computation of the Salary Reduction Contribution as a percentage of Gross Compensation shall be made on a per payroll basis.

          Notwithstanding the foregoing, the Company shall not contribute to the Plan as a Matching Company Contribution any amount that would cause the limitation set forth in Paragraph 7. to be exceeded, considering only
                                       --
     Matching Company Contributions, rather than Salary Reduction Contributions.

          C.   Discretionary Company Contributions.  Not later than the time
          --   -----------------------------------
     prescribed by law for filing its federal income tax return (including extensions thereof) for its current taxable year and for each succeeding taxable year, the Company may contribute to the Trust fund, as its contribution to this Trust for the Plan Year which ends within or which is co-terminous with such taxable year of the Company, to be held in trust, administered and distributed under the terms of this Agreement, an amount or amounts which the Company, in its sole discretion may determine. The Company may contribute such amount or amounts at any time; and it may make such contribution in two or more installments.

          The Company shall determine by resolution of its Board of Directors and communicate to the Trustee before the close of each Plan Year either
     (i) the amount in dollars to be contributed for such year, or (ii) a formula by which such amount may be determined. These contributions shall be totally in the discretion of the Company with respect to amount, timing and form, and they need not be limited to the profits of the Company. The Company may make such contributions in cash or in kind. Nothing in this Agreement shall entitle any Trustee, Participating Employee or Beneficiary to inquire into or demand the right to inspect the books or records of the Company.

          D.   Rollover Contributions.  An Employee, whether or not he would
          --   ----------------------
     otherwise be a Participant in the Plan, may contribute a "Rollover Contribution" to the Trust by delivery of such contribution to the Trustee; provided that such Employee submits a written certification that such contribution qualified as a Rollover Contribution as defined hereinbelow.

          For purposes of this subparagraph D., for an amount to qualify for
                                            --
     contribution by an Employee as a Rollover Contribution, it must:

               (1) represent the balance to the credit of such Employee under a plan qualified under Section 401 of the Code, and have been paid to him:

                    (a) within one taxable year of the Employee on account of the termination of such plan, or if such plan was a profit-sharing or stock bonus plan, upon complete discontinuance of Employer contributions thereto, or

                    (b) in one or more distributions which constitute a lump sum distribution; or

               (2) represent the balance to his credit of a conduit Individual Retirement Account or similar account or annuity, unless such balance is derived in any part from a previous rollover of a partial qualified plan contribution; and (in either the case of compliance with subdivision (1) above or this subdivision (2)); and

               (3) be contributed to the Plan within 60 days following distribution of such amount to the Employee.

          In addition to the foregoing, the provisions of Code Sections 402(a)(6)(C), (D) and 402(a)(7) shall apply in determining the permissibility of a desired Rollover Contribution by an Employee.

          An amount will not qualify as a Rollover Contribution if it includes any amount which constituted a contribution made by the Employee to a plan qualified under Section 401 of the Code.

          A Rollover Contribution shall be considered as a part of the account of the contributing Employee in this Plan, shall be fully vested and nonforfeitable, and shall be accounted for separately from Company contributions.

          A Participant may also arrange for the direct transfer of his benefit from a plan qualified under Section 401 of the Code to this Plan. For accounting and record keeping purposes, transfer contributions shall be identical to Rollover Contributions.

          If a Rollover Contribution is from a plan that is subject to the provisions of Code Section 417, with respect to qualified joint and survivor annuities and qualified preretirement survivor annuities, the rules of said Section 417 shall continue to apply to the Participant's Rollover Contribution Account.

     6.   Withdrawals.
     --   -----------

          A.   Age 59-1/2.  A Participant who has attained age 59-1/2 may
          --   ----------
     withdraw all or any portion of his Salary Reduction Account by notifying the Trustee of his election to make such a withdrawal.

          B.   Hardship.  In the event a Participant who has not attained age 59
          --   --------
     1/2 suffers a serious financial hardship, such Participant may withdraw a portion of his account attributable to his Salary Reduction Contributions (but not the earnings on such contributions) as provided hereinbelow. The determination of whether a serious financial hardship exists shall be based on all relevant facts and circumstances. A need shall not be disqualified because it was reasonably foreseeable or voluntarily incurred. Withdrawal under this subparagraph 6.
                                                                             --
     B. shall be authorized only if the distribution is on account of:
     --

               (1) Medical expenses described in Code Section 213(d) incurred by the Participant, his spouse, or any of his dependents (as defined in Code Section 152);

               (2) The purchase (excluding mortgage payments) of a principal residence for the Participant;

               (3) Payment of tuition for the next semester or quarter of post-secondary education for the Participant, his spouse, children, or dependents; or

               (4) The need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

          C.   Conditions for Hardship Distribution.  No distribution shall be
          --   ------------------------------------
     made pursuant to Paragraph 6. B. above unless the Administrator, based upon
                                -- --
     the Participant's representation and such other facts as are known to the Administrator, determines that the following conditions are satisfied:

               (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant; and

               (2) The Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer.

          D.   Available Other Resources.  No distribution shall be made
          --   -------------------------
     pursuant to subparagraph 6. B. unless the Administrator determines, based
                              -- -
     upon all relevant facts and circumstances, that the amount to be distributed is not in excess of the amount required to relieve the financial need and that such need cannot be satisfied from other resources reasonably available to the Participant. For this purpose, the Participant's resources shall be deemed to include those assets of his spouse and minor children that are reasonably available to the Participant. A distribution may be treated as necessary to satisfy a financial need if the Administrator relies upon the Participant's representation that the need cannot be relieved:

               (1) Through reimbursement or compensation by insurance or otherwise;

               (2) By reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need;

               (3) By cessation of Salary Reduction Contributions and voluntary Employee contributions, if available, under the Plan; or

               (4) By other distributions or loans from the Plan, if available, or any other qualified retirement plan, or by borrowing from commercial sources on reasonable commercial terms.

     7.   Special Nondiscrimination Testing.
     --   ---------------------------------

          A.   Actual Deferral Percentage Tests.  For each Plan Year the Plan
          --   --------------------------------
     shall satisfy one of the following tests:

               (1) The "Actual Deferral Percentage" for the Highly Compensated Employee group shall not be more than the "Actual Deferral Percentage" of the Non-Highly Compensated Employee group multiplied by 1.25, or

               (2) The excess of the "Actual Deferral Percentage" for the Highly Compensated Employee group over the "Actual Deferral Percentage" for the Non-Highly Compensated Employee group shall not be more than two percentage points. Additionally, the "Actual Deferral Percentage" for the Highly Compensated Employee group shall not exceed the "Actual Deferral Percentage" for the Non-Highly Compensated Employee group multiplied by 2. The provisions of Code Section 401(k)(3) and Regulation 1.401(k)-1(b) are incorporated herein by reference.

          For the purposes of this Paragraph 7. "Actual Deferral Percentage"
                                             --
     means, with respect to the Highly Compensated Employee group and Non-Highly Compensated Employee group for a Plan Year, the average of the ratios, calculated separately for each Participant in such group, of the amount of Salary Reduction Contributions allocated to each Participant's Salary Reduction Contribution Account for such Plan Year to such Participant's Compensation for such Plan Year. The actual deferral ratio for each Participant and the "Actual Deferral Percentage" for each group shall be calculated to the nearest one-hundredth of one percent.

          For the purpose of determining the actual deferral ratio of a Highly Compensated

     Employee who is subject to the Family Member aggregation rules of Code
     Section 414(q)(6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during this year, the following shall apply:

               (1) The combined actual deferral ratio for the family group (which shall be treated as one Highly Compensated Employee) shall be the greater of (i) the ratio determined by aggregating Salary Reduction Contributions and Gross Compensation of all eligible Family Members who are Highly Compensated Employees without regard to family aggregation; and (ii) the ratio determined by aggregating Employees Contributions and Gross Compensation of all eligible Family Members (including Highly Compensated Employees).

               (2) The Salary Reduction Contributions and Gross Compensation of all Family Members shall be disregarded for purposes of determining the "Actual Deferral Percentage" of the Non-Highly Compensated Employee group except to the extent taken into account in paragraph
          (1) above.

               (3) If a Participant is required to be aggregated as a member of more than one family group in a plan, all Participants who are members of those family groups that include the Participant are aggregated as one family group in accordance with paragraphs (1) and (2) above.

          For the purposes of this subparagraph 7. A., a Highly Compensated
                                                -- --
     Employee and a Non-Highly Compensated Employee shall include any Employee eligible to make a Salary Reduction Contribution pursuant to subparagraph
     5. A., whether or not such deferral election was made or suspended pursuant
     -- --
     to subparagraph 5. A.
                     -- --

          For the purposes of this subparagraph 7. A. and Code Sections
                                                -- --
     401(a)(4), 410(b) and 401(k), if two or more plans which include cash or deferred arrangements are considered one plan for the purposes of Code
     Section 410(a)(4) or 410(b) (other than Code Section 410(b)(2)(A)(ii)), the cash or deferred arrangements included in such plans shall be treated as one arrangement. In addition, two or more cash or deferred arrangements may be considered as a single arrangement for purposes of determining whether or not such arrangements shall be treated as one arrangement and as one plan for purposes of this subparagraph 7. A. and Code Sections
                                                -- --
     401(a)(4), 410(b) and 401(k). For Plan Years beginning after December 31, 1989, plans may be aggregated under this subparagraph 7. A. only if they
                                                           -- --
     have the same plan year.

          Notwithstanding the above, an employee stock ownership plan described in Code Section 4975(e)(7) may not be combined with this Plan for purposes of determining whether the employee stock ownership plan or this Plan satisfies this subparagraph 7. A.
                                 -- --
     and Code Sections 401(a)(4), 410(b) and 401(k).

          For the purpose of this subparagraph 7. A., if a Highly Compensated
                                               -- --
     Employee is a Participant under two or more cash or deferred arrangements of the Employer, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement for the purpose of determining the actual deferral ratio with respect to such Highly Compensated Employee. However, if the cash or deferred arrangements have different Plan Years, this paragraph shall be applied by treating all cash or deferred arrangements ending with or within the same calendar year as a single arrangement.

          B.   Actual Contribution Percentage Tests.  For each Plan Year, the
          --   ------------------------------------
     Plan shall satisfy one of the following tests:

               (1) The "Actual Contribution Percentage" for the Highly Compensated Employee group shall not be more than the "Actual Contribution Percentage" of the Non-Highly Compensated Employee group multiplied by 1.25, or

               (2) The excess of the "Actual Contribution Percentage" for the Highly Compensated Employee group over the "Actual Contribution Percentage" for the Non-Highly Compensated Employee group shall not be more than two percentage points. Additionally, the "Actual Contribution Percentage" for the Highly Compensated Employee group shall not exceed the "Actual Contribution Percentage" for the Non-Highly Compensated Employee group multiplied by 2.

          However, to prevent the multiple use of the alternative method (2) described in this paragraph and Code Section 401(m)(9)(A), any Highly Compensated Employee eligible to make Salary Reduction Contributions or to receive Matching Company Contributions under this Plan shall have his actual contribution ratio reduced pursuant to Regulation 1.401(m)-2. The provisions of Code Section 401(m) and Regulations 1.401(m)-1(b) and 1.401(m)-2 are incorporated herein by reference.

          For the purposes of this Plan, "Actual Contribution Percentage" for a Plan Year means, with respect to the Highly Compensated Employee group and Non-Highly Compensated Employee group, the same as Actual Deferral Percentage as computed in subparagraph 7. A., but substituting "Matching
                                            -- --
     Company Contributions" for "Salary Reduction Contributions."

          For purposes of determining the "Actual Contribution Percentage" and the amount of Excess Aggregate Contributions pursuant to subparagraph 7.
                                                                           --
     D., only Company Matching Contributions contributed to the Plan prior to
     --
     the end of the succeeding Plan Year shall be considered.

          C.   Adjustment to Actual Deferral Percentage Tests. In the event that
          --   ----------------------------------------------
     the initial allocations of the Salary Reduction Contributions do not satisfy one of the tests set forth in subparagraph 7. A., the Administrator
                                                        -- -
     shall adjust Excess Contributions (i.e., Salary Reduction Contributions in excess of the limits established by the tests set forth in subparagraph 7.
                                                                             --
     A.) as set forth below:
     --

               (1) On or before the fifteenth day of the third month following the end of each Plan Year, the Highly Compensated Employee having the highest actual deferral ratio shall have his portion of Excess Contributions distributed to him until one of the tests set forth in subparagraph 7. A. is satisfied, or until his actual deferral ratio
                       -- --
          equals the actual deferral ratio of the Highly Compensated Employee having the second highest actual deferral ratio. This process shall continue until one of the tests set forth in subparagraph 7. A. is
                                                                    -- --
          satisfied. For each Highly Compensated Employee, the amount of Excess Contributions is equal to the Salary Reduction Contributions on behalf of such Highly Compensated Employee (determined prior to the application of this paragraph) minus the amount determined by multiplying the Highly Compensated Employee's actual deferral ratio (determined after application of this paragraph) by his Gross Compensation. However, in determining the amount of Excess Contributions to be distributed with respect to an affected Highly Compensated Employee as determined herein, such amount shall be reduced by any Salary Reduction Contributions previously distributed to such affected Highly Compensated Employee for his taxable year ending with or within such Plan Year.

               With respect to the distribution of Excess Contributions as described above, such distribution:

                    (a) may be postponed but not later than the close of the succeeding Plan Year;

                    (b)  shall be adjusted for Income; and

                    (c) shall be designated by the Employer as a distribution of Excess Contributions (and Income).

               The determination and correction of Excess Contributions of a Highly Compensated Employee whose actual deferral ratio is determined under the family aggregation rules shall be accomplished by allocating the Excess Contributions for the family unit among the Family Members in proportion to the Elective Contributions of each Family Member that were combined to determine the group actual deferral ratio.

          D.   Adjustment to Actual Contribution Percentage Tests.  In the event
          --   --------------------------------------------------
     that the "Actual Contribution Percentage" for the Highly Compensated Employee group exceeds the "Actual Contribution Percentage" for the Non-Highly Compensated Employee group pursuant to subparagraph 7. B., the
                                                                -----
     Administrator (on or before the fifteenth day of the third month following the end of the Plan Year, but in no event later than the close of the following Plan Year) shall direct the Trustee to distribute to the Highly Compensated Employee having the highest actual contribution ratio, his portion of Excess Aggregate Contributions (i.e., Matching Company Contributions in excess of the limits established by the tests set forth in subparagraph 7. B.) and Income allocable to such contributions or, if
                  -- --
     forfeitable, forfeit such non-Vested Excess Aggregate Contributions attributable to Matching Company Contributions (and Income allocable to such Forfeitures) until either one of the tests set forth in subparagraph
     7. B. is satisfied, or until his actual contribution ratio equals the
     -- --
     actual contribution ratio of the Highly Compensated Employee having the second highest actual contribution ratio. This process shall continue until one of the tests set forth in subparagraph B. is satisfied.
                                                      --
          Any distribution and/or Forfeiture of less than the entire amount of Excess Aggregate Contributions (and Income) shall be treated as a pro rata distribution and/or Forfeiture of Excess Aggregate Contributions and Income. Distribution of Excess Aggregate Contributions shall be designated by the Employer as a distribution of Excess Aggregate Contributions (and Income). Forfeitures of Excess Aggregate Contributions shall be treated in accordance with subparagraph 9. D. However, no such Forfeiture may be
                                  -- --
     allocated to a Highly Compensated Employee whose contributions are reduced pursuant to this subparagraph.

          Excess Aggregate Contributions shall be treated as Employer contributions for purposes of Code Sections 404 and 415 even if distributed from the Plan.

          For each Highly Compensated Employee, the amount of Excess Aggregate Contributions is equal to the Matching Company Contributions made pursuant to subparagraph 5. B. (determined prior to the application of this
                     -- --
     paragraph) minus the amount determined by multiplying the Highly Compensated Employee's actual contribution ratio (determined after application of this paragraph) by his Gross Compensation. The actual contribution ratio must be rounded to the nearest one-hundredth of one percent. In no case shall the amount of Excess Contribution with respect to any Highly Compensated Employee exceed the amount of Matching Company Contributions made pursuant to subparagraph 5. B. on behalf of such Highly
                                                 -- --
     Compensated Employee for such Plan Year.

     8.   Selection of Investments; Employee Accounts and Allocation of
     --   -------------------------------------------------------------
          Benefits.
          --------

          A.   Establishment of Investment Funds.  With respect to each Plan
          --   ---------------------------------
     Year, the

     Company and Trustee may designate and describe one or more investment funds available for the allocation of Participants' accounts. Subject to Paragraph 13., the Trustee shall have the responsibility to decide the
               ---
     allocation of contributions which shall be made to the available Funds. The Company may delegate this responsibility to each Participant in a consistent and nondiscriminatory manner. In the event the Company so delegates the investment responsibility to Participants, each Participating Employee shall have the opportunity to designate the manner in which his account will be allocated among the available Funds, in accordance with the provisions of subparagraph 8. B.
                                -- --

          B.   Selections.  The designation by a Participant of the allocation
          --   ----------
     of his account among the available investment funds may be made from time to time, with such frequency and in accordance with such procedures as established by the Trustee and applied in a uniform nondiscriminatory manner. Any such procedure shall be communicated to the Participants and designed with the intention of permitting the Participants to exercise control over the assets in their respective accounts within the meaning of
     Section 404(c) of the Employee Retirement Income Security Act and the regulations promulgated thereunder. If and to the extent that a Participant shall fail to designate an allocation of his account under this subparagraph 8.B., the Trustee shall select a Fund or Funds to which such
                  ----
     amount shall be allocated. Otherwise, the Company shall instruct the Trustee to allocate and invest the assets of the Trust in accordance with the Participant's selections.

          If and to the extent that the account of a Participant or Beneficiary herein is directed to be invested pursuant to this paragraph, no person who is otherwise a fiduciary hereunder shall be liable to the directing Participant or Beneficiary for any particular loss, for failure to diversify assets, or in any other respect regarding such directed investment. No investment shall be directed by a Participant or Beneficiary, nor made by the Trustee even if so directed, which would directly or indirectly inure to the benefit of the Company or which would constitute a prohibited transaction under applicable law and regulations.

          C.   Separate Records.  The Trustee shall maintain a separate account
          --   ----------------
     in the name of each Participating Employee and each Beneficiary having a share in the Trust. Separate records shall be kept of:

               (1) the portion of each Participating Employee's share or account resulting from Company contributions made pursuant to a salary reduction agreement (such amounts to be recorded in a "Salary Reduction Contribution Account");

               (2) the portion of each Participating Employee's share or account resulting from Matching Company Contributions intended to supplement amounts contributed pursuant to a salary reduction agreement (such amount to be recorded in a "Matching Company Contribution Account");

               (3) the portion of each Participating Employee's share or account resulting from the Company's Discretionary Contributions (such amounts to be recorded in a "Company Discretionary Contribution Account").

               (4) the portion of each Participating Employee's share or account resulting from the Participating Employee's Rollover Contribution (such amount to be recorded in a "Rollover Contribution Account").

     To that end, wherever in this Agreement reference is made to the "share" or "account" of a Participating Employee, the word "share" or "account" where the context so permits, shall be deemed to refer severally to the Salary Reduction Contribution Account, the Company Matching Contribution Account, the Company Discretionary Contribution Account, and the Rollover Contribution Account, each such account being adjusted for income and expense credited or charged as hereinafter described.

          D.   Allocation of Income and Expenses.  As of each Revaluation Date,
          --   ---------------------------------
     all income of the Trust for the period since the preceding Revaluation Date shall be credited to, and all losses and expenses of the Trust for such period shall be charged to, the various Accounts maintained by the Trustee for the Participating Employees and Beneficiaries. Such credits and charges shall be made in proportion to the value of the respective Participating Employee and Beneficiary Accounts as of the preceding Revaluation Date (after recording all credits and charges which would otherwise be made based on Account balances as of the preceding Revaluation
     Date). Further, the Trustee may adjust in a nondiscriminatory and consistent manner the credits and charges which would otherwise be made based on Account balances as of the preceding Revaluation Date to take into account inter-Fund transfers, periodic contributions made on behalf of Participants, repayments of Participant loans or borrowing by Participants, Rollover contributions, or any other transactions occurring since the preceding Revaluation Date.

          Any loan extended by the Trustee to a Participant pursuant to Paragraph 11. hereinbelow shall be deemed, for purposes of allocation of
               ---
     income, as an earmarked investment made for such Participant's benefit. Accordingly, all interest or other earnings attributable to such loan shall be allocated and credited exclusively to the account of the Participant to whom such loan was made.

          E.   Revaluation of Assets.  As of each Revaluation Date, the Trustee
          --   ---------------------
     shall revalue the various Accounts maintained by the Trustee for the Participating Employees and Beneficiaries, to the end that such Employee and Beneficiary Accounts will reflect any increase or decrease in fair market value of the assets of the Trust as of such date. Any such increase or decrease in market value shall be apportioned in the same manner that income, expenses, and losses are to be apportioned in accordance with the provisions of this Paragraph 8.
                                      --

          F.   List of Participants.  On or about the Anniversary Date ending
          --   --------------------
     each Plan Year, the Company shall deliver to the Trustee a list of all Employees eligible on such date to participate herein, to whom Compensation was paid or payable for such year, together with a statement of the amount of such Compensation, and the amount by which such Compensation was reduced pursuant to a salary reduction agreement.

          G.   Allocation of Contributions.  The Trustee shall credit to the
          --   ---------------------------
     Salary Reduction Contribution Account of each Participant, from the Company's current contribution, an amount equal to the amount set forth in the salary reduction agreement in effect with such Participant.

          The Trustee shall credit to the Matching Company Contribution Account of each Participant who makes Salary Reduction Contributions, an amount equal to the amount required to be contributed pursuant to Paragraph 5. B.
                                                                          -- --

          As of the Anniversary Date ending each Plan Year for which the Company shall make a Discretionary contribution hereunder, the Trustee shall credit to the Company Discretionary Account of each Participating Employee employed by the Company on such day and who has completed at least one (1) Hour of Service during such Plan Year (irrespective of whether such Participant has made a Salary Reduction Contribution), an amount which bears the same ratio to the total of the Company's Profit-Sharing Contribution as such Employee's Gross Compensation for such year shall bear to the aggregate of the Gross Compensation of all Participating Employees for such year.

          In the case of a Participating Employee who is entitled to have credited to his account a portion of a Company Discretionary contribution for such year but whose employment is terminated after the close of such year and before such contribution has been made to the Trust and such credit effected, such credit shall be effected as though such Employee's employment had not terminated.

          In addition, from time to time the Trustee shall credit to the other accounts of each Employee the amounts contributed by him to the Plan which constitute Rollover Contributions.

          H.   Limitation on Annual Additions.  If the Participant does not
          --   ------------------------------
     participate in, and has never participated in another qualified plan maintained by the employer or a welfare benefit fund, as defined in Section 419(e) of the Code maintained by the employer, or an individual medical account, as defined in Section 415(1)(2) of the Code, maintained by the employer, which provides an annual addition as defined in subparagraph 8. J.(6), the amount of annual additions which may be credited
                  -- -
     to the Participant's account for any limitation year will not exceed the lesser of the maximum permissible amount or any other limitation contained in this Plan. If the employer contribution that would otherwise be contributed or allocated to the Participant's account would cause the annual additions for the limitation year to exceed the maximum permissible amount, the amount contributed or allocated will be reduced so that the annual additions for the limitation year will equal the maximum permissible amount.

          Prior to determining the Participant's actual compensation for the limitation year, the employer may determine the maximum permissible amount for a Participant on the basis of a reasonable estimation of the Participant's compensation for the limitation year, uniformly determined for all Participants similarly situated. As soon as is administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year will be determined on the basis of the Participant's actual compensation for the limitation year. If as a result of forfeitures or as a result of exceeding the maximum permissible amount, there is an excess amount the excess will be disposed of as follows:

               (1) Any nondeductible voluntary employee contributions, to the extent they would reduce the excess amount, will be returned to the Participant;

               (2) If after the application of subparagraph (1) an excess amount still exists, and the Participant is covered by the Plan at the end of the limitation year, the excess amount in the Participant's account will be used to reduce employer contributions (including any allocation of forfeitures) for such Participant in the next limitation year, and each succeeding limitation year if necessary;

               (3) If after the application of subparagraph (1) an excess amount still exists, and the Participant is not covered by the Plan at the end of a limitation year, the excess amount will be held unallocated in a suspense account. The suspense account will be applied to reduce employer contributions for all remaining Participants in the next limitation year, and each succeeding limitation year if necessary; and

               (4) If a suspense account is in existence at any time during a limitation year pursuant to this section, it will not participate in the allocation of the trust's investment gains and losses. If a suspense account is in existence at any time during a particular limitation year, all amounts in the suspense account must be allocated and reallocated to Participants' accounts before any employer or Employee contributions may be made to the Plan for that limitation year. Excess amounts may not be distributed to Participants or former Participants.

          I.   Combination With Other Plans.  This section applies if, in
          --   ----------------------------
     addition to this Plan, the Participant is covered under another qualified defined contribution plan maintained by the employer, a welfare benefit fund, as defined in Section 419(e) of the Code maintained by the employer, or an individual medical account, as defined in Section 415(1)(2) of the Code, maintained by the employer, which provides an annual addition as defined in subparagraph 8. J.(6), during any limitation year. The annual
                                 --
     additions which may be credited to a Participant's account under this Plan for any such limitation year will not exceed the maximum permissible amount reduced by the annual additions credited to a Participant's account under the other plans and welfare benefit funds for the same limitation year. If the annual additions with respect to the Participant under other defined contribution plans and welfare benefit funds maintained by the employer are less than the maximum permissible amount and the employer contribution that would otherwise be contributed or allocated to the Participant's account under this Plan would cause the annual additions for the limitation year to exceed this limitation, the amount contributed or allocated will be reduced so that the annual additions under all such plans and funds for the limitation year will equal the maximum permissible amount. If the annual additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or greater than the maximum permissible amount, no amount will be contributed or allocated to the Participant's account under this Plan for the limitation year.

          Prior to determining the Participant's actual compensation for the limitation year, the employer may determine the maximum permissible amount for a Participant in the manner described in subparagraph 8. H. As soon as
                                                               -- --
     is administratively feasible after the end of the limitation year, the maximum permissible amount for the limitation year will be determined on the basis of the Participant's actual compensation for the limitation year. If as a result of forfeitures or as a result of exceeding the maximum permissible amount, a Participant's annual additions under this Plan and such other plans would result in an excess amount for a limitation year, the excess amount will be deemed to consist of the annual additions last allocated, except that annual additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date. If an excess amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of:

               (a)  the total excess amount allocated as of such date, times

               (b) the ratio of (i) the annual additions allocated to the Participant for the limitation year as of such date under this Plan to
          (ii) the total annual additions allocated to the Participant for the limitation year as of such date under this and all the other qualified defined contribution plans.

          Any excess amount attributed to this Plan will be disposed in the manner described in subparagraph 8. H.
                                      -- --

          If the employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction will not exceed 1.0 in any limitation year. The annual additions which may be credited to the Participant's account under this Plan for any limitation year will be reduced or limited by the Trustee in a uniform and nondiscriminatory manner in order to effect the foregoing limitation.

          J.   Section 415 Definitions.
          --   -----------------------

               (1) Annual additions: The sum of the following amounts credited to a Participant's account for the limitation year:

                    (a)  employer contributions,

                    (b)  Employee contributions,

                    (c)  forfeitures, and

                    (d) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Section 415(1)(2) of the Code, which is part of a pension or annuity plan maintained by the employer are treated as annual additions to a defined contribution plan. Also amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the employer are treated as annual additions to a defined contribution plan.

               For this purpose, any excess amount applied under subparagraphs
          8. H. or 8. I. in the limitation year to reduce employer contributions
          -- --    -- --
          will be considered annual additions for such limitation year.

               (2) Compensation: A Participant's Earned Income, wages, salaries, and fees for professional services and other amounts received for personal services actually rendered in the course of employment with the employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), and excluding the following:

                    (a) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                    (b) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                    (c) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                    (d) Other amounts which received special tax benefits, or contributions made by the employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are actually excludible from the gross income of the Employee).

               For purposes of applying the limitations of this article, compensation for a limitation year is the compensation actually paid or includible in gross income during such limitation year.

               Notwithstanding the preceding sentence, compensation for a participant in a defined contribution plan who is Disabled is the compensation such participant would have received for the limitation year if the Participant had been paid at the rate of compensation paid immediately before becoming Disabled; such imputed compensation for the Disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee and contributions made on behalf of said Participant are nonforfeitable when made.

               (3) Defined benefit fraction: A fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the limitation year under Sections 415(b) and (d) of the Code or 140 percent of the highest average compensation, including any adjustments under Section 415(b) of the Code.

               (4) Defined contribution dollar limitation: $30,000 or if greater, one-fourth of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the limitation year.

               (5) Defined contribution fraction: A fraction, the numerator of which is the sum of the annual additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the employer for the current and all prior limitation years (including the annual additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the employer, and the annual additions attributable to all welfare benefit funds, as defined in Section 419(e) of the Code, and individual medical accounts, as defined in Section 415(1)(2) of the Code, maintained by the employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior limitation years of service with the employer (regardless of whether a defined contribution plan was maintained by the employer). The maximum aggregate amount in any limitation year is the lesser of 125 percent of the dollar limitation determined under Sections 415(b) and (d) of the Code in effect under Section 415(c)(1)(A) of the Code or 35 percent of the Participant's compensation for such year.

               (6)  Employer:  For purposes of subparagraphs 8. H., 8. I. and 8.
                                                             -- --  -- --     --
          J., employer shall mean the employer that adopts this Plan, and all
          --
          members of a controlled group of corporations (as defined in Section 414(b) of the Code as modified by Section 415(h)), all commonly controlled trades or businesses (as defined in Section 414(c) as modified by Section 415(h)) or affiliated service groups (as defined in Section 414(m)) of which the adopting employer is a part, and any other entity required to be aggregated with the employer pursuant to regulations under Section 414(o) of the Code.

               (7) Excess amount: The excess of the Participant's annual additions for the limitation year over the maximum permissible amount.

               (8) Highest average compensation: The average compensation for the three consecutive Years of Service with the employer that produces the highest average.

               (9) Limitation year: A calendar year, or the 12-consecutive month period elected by the employer pursuant to action of the Board.

               (10) Maximum permissible amount: The maximum annual addition that may be contributed or allocated to a participant's account under the Plan for any limitation year shall not exceed the lesser of:

                    (a)  the defined contribution dollar limitation, or

                    (b) 25 percent of the Participant's compensation for the limitation year.

               The compensation limitation referred to in (b) shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition under Section 415(l)(1) or 419A(d)(2) of the Code.

               If a short limitation year is created because of an amendment changing the limitation year to a different 12-consecutive month period, the maximum permissible amount will not exceed the defined contribution dollar limitation multiplied by the following fraction:

                 Number of months in the short limitation year
                 ---------------------------------------------
                                      12

               (11) Projected Annual Benefit: The annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity) or qualified joint and survivor annuity to which the Participant would be entitled under the terms of the Plan assuming:

                     (a) the Participant will continue employment until Normal Retirement Age under the Plan (or current age, if later), and

                     (b) the Participant's compensation for the current limitation year and all other relevant factors used to determine benefits under the Plan will remain constant for all future limitation years.

     9.   Retirement and Severance.
     --   ------------------------

          A.   Normal Retirement, Etc.  Upon the attainment by a Participant of
          --   -----------------------
     the Normal Retirement Age of sixty-five (65), such Participant's account shall be fully vested and nonforfeitable. In the event that the employment of a Participating Employee shall terminate at any time due to the death or Disability of such Participating Employee, such Participant's account shall be fully vested and nonforfeitable from and after the date of termination of employment. Payment of benefits under the Plan to or on behalf of said Participant shall be made in accordance with the provisions of Paragraph
     10. below.
     ---

          B.   Vested Benefits; Termination of Employment.  The portion of a
          --   ------------------------------------------
     Participating Employee's share in the Trust allocated to the Salary
     Reduction

     Contribution Account and the Rollover Contribution Account shall at all times be fully and immediately vested in such Employee. This portion, together with the vested portion of the Matching Company Contribution Account and the Company Discretionary Contribution Account, determined in accordance with the schedule set forth below, depending upon such Participant's Vesting Years of Service completed to the date of termination of employment shall be paid to or on behalf of such Participant at such time and in the manner provided under the further terms of the Plan.

          The vesting schedule applicable to a Participant's Matching Company Contribution Account and Company Discretionary Contribution Account shall be as follows:

                                                  Vested
          Vesting Years of Service              Percentage
          ------------------------              ----------
          Less than 1 year                         0%
          1 or more, but less than 2              20%
          2 or more, but less than 3              40%
          3 or more, but less than 4              60%
          4 or more, but less than 5              80%
          5 years or more                        100%

          Any amount not vested under the foregoing vesting schedule shall remain as an unallocated suspense account until the Anniversary Date upon which said Participant has incurred five consecutive One-Year Breaks in Service, which said amount shall thereupon constitute a forfeiture and shall be applied as provided in subparagraph D. hereinbelow.
                                                  --
     Notwithstanding the foregoing sentence, the amount not vested under the above vesting schedule shall constitute a forfeiture as of the time of distribution of the vested benefit. If a Participant terminates employment with the Company at a time when his vested account balance is zero, he will be deemed to have received a distribution of his entire vested account balance upon his termination of employment.

          In the case of a terminated Participating Employee who has incurred five consecutive One-Year Breaks in Service, Vesting Years of Service after such break shall not be taken into account in determining the vested percentage of his account which accrued prior to such five consecutive One-Year Breaks in Service. In the case of a Participating Employee whose interest in the Plan has been distributed on termination of participation and was not repaid pursuant to the terms of subparagraph C. below, any
                                                              --
     service after the distribution date will not increase the amount of the Participant's non-forfeitable benefit in the Plan as computed at the time of distribution. Separate accounts for the pre-break and post-break portions of such person's interest in the Plan will be maintained, if and to the extent necessary to properly reflect the provisions of this subparagraph.

          C.   Repayment of Prior Distributions.  If a Participating Employee
          --   --------------------------------
     who has separated from service with the Company and received a distribution under the Plan shall return to the employment of the Company before incurring five consecutive One-Year Breaks in Service, any amount previously declared as a forfeiture (unadjusted by any later gains or losses) shall be reinstated to the Participant's account upon repayment by the Participant of the full amount of the distribution (unadjusted by any later gains or losses). Such repayment must be made before the Anniversary Date ending the Plan Year within which the Participant incurs a fifth consecutive One-Year Break in Service. If a Participant who is deemed to have received a distribution of his vested account balance because his vested account balance was zero returns to the employment of the Company before incurring five consecutive One-Year Breaks in Service, any amount previously declared as a forfeiture shall be reinstated to the Participant's account. Funds needed in any Plan Year to reinstate the amount previously forfeited by a re-employed Participant shall be provided first by forfeitures occurring during that Plan Year, and second, if necessary, by the Company by way of a separate Plan contribution. In such event, upon a subsequent termination of employment or retirement, the Participant's vested interest shall be determined in accordance with the foregoing vesting schedule as if no previous separation from service had occurred.

          D.   Treatment of Forfeitures.  The nonvested portion of a
          --   ------------------------
     Participant's account under the Plan shall constitute a forfeiture. Any such forfeiture with respect to a Company Discretionary Contribution Account shall be reallocated to the accounts of those persons who, on the Anniversary Date ending the Plan Year during which the forfeiture occurred are eligible to participate in Company Discretionary contributions to the Plan for such Plan Year, and shall be allocated in the same manner as Company Discretionary contributions to the Plan are allocated pursuant to subparagraph 8. G. hereinabove. Any such forfeiture of a Participant's
                  -- --
     Matching Company Contribution Account shall be used to reduce the Company's Matching Company Contributions to the Plan, and shall not be used to increase the benefits of the Participants and Beneficiaries.

     10.  Distribution of Benefits.
     ---  ------------------------

          A.   Notice By Company.  The Company shall certify to the Trustee, in
          --   -----------------
     the event of termination of the employment of any Participant, the date of such termination. The Company shall also certify to the Trustee the date of death of any Participant. The Trustee shall rely on such certification in determining the extent to which such Participant, or his Beneficiary, shall be entitled to benefits under the Plan.

          B.   Form of Payment.  The amount payable to the Participant (or his
          --   ---------------
     or her

     Beneficiary) shall be paid in the form of a cash lump sum.

          C.   Timing of Payment.  A Participant who terminates employment after
          --   -----------------
     attainment of the Normal Retirement Age shall receive or commence to receive his benefit within 60 days after the Anniversary Date following his termination of employment. A Participant who terminates employment prior to his attainment of the Normal Retirement Age shall have the option to receive, at his or her election, a distribution of his or her entire interest in the form of a cash lump sum as soon as administratively feasible after the Participant's termination of employment with the Company. If the Participant's vested interest in the Plan has never exceeded $3,500, the entire benefit shall be distributed to the Participant in a cash lump sum payment as soon as administratively feasible. In no event shall payments be delayed in violation of Section 401(a)(14) of the Code.

          Notwithstanding the foregoing, a Participant's Salary Reduction Account shall not be distributed earlier than: (i) termination of employment, death, or Disability; (ii) termination of the Plan without establishment of a successor plan; (iii) attainment of age 59-1/2; (iv) financial hardship as provided in Paragraph 6. above; (v) the sale or other
                                                 --
     disposition by the Company of substantially all of its assets used in a trade or business to an unrelated entity, but only with respect to Employees who continue employment with the acquiring entity; or (vi) the sale or other disposition by the Company of its interest in a subsidiary to an unrelated entity but only with respect to Employees who continue employment with the subsidiary.

          D.   Other Rules for Commencement and Duration of Benefits.  This
          --   -----------------------------------------------------
     subparagraph only applies to Participant's who remain in the employment of the Company beyond the calendar year in which they attain age 70-1/2 and to Participant's who are eligible to receive distribution of their benefit in a form other than a cash lump sum. The entire interest in the Plan of any Participating Employee must be, or commence to be, distributed before April 1 of the calendar year following the calendar year in which the Participating Employee attains age 70-1/2. Benefits distributed hereunder shall be distributed over a period not to exceed the life of the Participant, the life of the Participant and his designated Beneficiary, the life expectancy of the Participating Employee, or the joint life expectancy of the Participating Employee and his designated Beneficiary. If the Participant's entire interest is to be distributed in a form other than a lump sum, then the amount to be distributed each year must be at least equal in amount to the quotient obtained by dividing the Participant's entire interest by the lesser of (i) the applicable life expectancy (ii) if the Participant's spouse is not the designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section 1.401(a)(9)-2 of the Proposed Regulations or such other successor regulation or publication which may be announced by the Secretary of the Treasury. For purposes of this computation, the life expectancy of the Participant may be recalculated no more frequently than annually, but the life expectancy of a nonspouse Beneficiary may not be recalculated.

          E.   Death Benefits; Beneficiary Designation; Distribution of Death
          --   --------------------------------------------------------------
     Benefits.  In the event of the death of a Participant in the Plan, his
     --------
     accrued benefit shall be paid in full as soon as practicable to his surviving spouse, as his Beneficiary. Notwithstanding the foregoing, however, a Participant may designate a Beneficiary other than the Participant's spouse if (1) the spouse has waived his or her right to be the Participant's Beneficiary in accordance with this subparagraph; or (2) the Participant has no spouse; or (3) the spouse cannot be located.

          In such event, the designation of a Beneficiary shall be made on a form satisfactory to the Company. A Participant may at any time revoke his designation of a Beneficiary or change his Beneficiary by filing written notice of such revocation or change with the Company. However, the Participant's spouse must again consent in writing to any such change or revocation. Any consent by the Participant's spouse to waive any rights to the death benefit must be in writing, must acknowledge the effect of such waiver, and be witnessed by a Plan representative or a notary public. In the event that no valid designation of Beneficiary exists at the time of the Participant's death, and the Participant has no surviving spouse, the death benefit shall be payable to his estate.

          In the event that payments are made to a Beneficiary, on account of the death of a Participant (or the death of a Participant's spouse), the entire interest of the Participant shall be distributed to such Beneficiary within five years after said death.

          F.   Segregated Accounts.  Amounts credited to the accounts of
          --   -------------------
     Participants whose employment has terminated or Beneficiaries which are not paid out may be held with other assets of the Trust or may be held separately from the assets held for the benefit of other Participating Employees. If so segregated, the Trustee shall invest such segregated accounts in savings accounts, certificates of deposit, Treasury bills, bonds, or similar interest-bearing investments, regardless of the investment policy adopted by the Trustee respecting the balance of the Trust assets. In so doing, the Trustee shall not discriminate in favor of one or some retired Employees or Beneficiaries as against one or some other retired Employees or Beneficiaries. Each such payee shall be credited or charged with appropriate adjustments for earnings, losses, and revaluations of the segregated amount being held for his benefit; all such adjustments shall be made as of each Anniversary Date, in the same manner as adjustments to other assets of the Trust. Nothing in this paragraph, however, shall entitle such payee to share in any Company contributions to the Trust in which he would not otherwise be entitled to share under the provisions of this Agreement.

          G.   Location of Participant or Beneficiary Unknown. In the event that
          --   ----------------------------------------------
     all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, at the expiration of five (5) years after it shall become payable, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be reallocated in the same manner as forfeitures are allocated pursuant to subparagraph 9. D. hereinabove. In
                                                        -- --
     the event a Participant or Beneficiary is located subsequent to his benefit being reallocated, such benefit shall be restored.

          H.   Special Distribution Rules Applicable to Qualified Domestic
          --   -----------------------------------------------------------
     Relations Order.  In the event that all, or any portion of the amounts
     ---------------
     credited to the accounts of a Participant are required to be paid to an alternate payee in accordance with the terms of any Qualified Domestic Relations Order ("QDRO"), as that term is defined in Paragraph 12. below,
                                                                    ---
     the Trustee shall distribute to such designated alternate payee all amounts required under the QDRO regardless of whether the Participant would be entitled to a distribution of his account by virtue of termination of employment or attainment of retirement age. The alternate payee under the QDRO shall have the option to receive, at his or her election, the entire amount required by the QDRO in the form of a cash lump sum as soon as administratively feasible after the Company's receipt and verification of the QDRO.

          I.   Direct Rollovers.  This subparagraph applies to distributions
          --   ----------------
     made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this subparagraph, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          For purposes of this Subparagraph 8.I., the following definitions
                                            ----
     shall apply:

               (1) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion of net unrealized appreciation with respect to employer securities).

               (2) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

               (3) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code. are distributees with regard to the interest of the spouse or former spouse.

               (4) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

     11.  Loans to Participating Employees.
     ---  --------------------------------

     The Trustee shall have the power to make loans from the Trust to all Participating Employees and Beneficiaries (who are also parties in interest as defined in ERISA) in accordance with the terms of this Paragraph 11. All such
                                                                 ---
loans will be administered by the Plan Administrator. All loan applications will be submitted to the Plan Administrator. The maximum amount of any such loan, when combined with all existing loans to the Participant from the Plan, all other plans of the Employer, and any plan maintained by an employer described in subsections (b), (c), (m) and/or (o) of Section 414 of the Code, shall not exceed the lesser of: (i) $50,000 (reduced by the excess of the highest outstanding loan balance from the Plan and other plans maintained by the Company, during the period of one year ending on the day before the date of the loan under consideration, over the outstanding balance of all such loans on the date of the loan under consideration), or (ii) one-half of the nonforfeitable account balance of the Employee under such plan or plans. The minimum amount of any such loan shall be $1,000. Each such loan shall be repayable, by its terms, within five years of the date of the loan; provided, however, that a loan used to acquire a dwelling unit which within a reasonable time is to be used as the principal residence of the Participant may be for a term in excess of five years. All such loans may be secured by: (i) one-half of the Participant's nonforfeitable account, and/or by (ii) such other security as deemed necessary under the circumstances by the Plan Administrator for the full protection of the Plan and Trust. All loans shall be made at a rate of interest not less than the then prevailing rate of interest in the Duluth, Minnesota, area which would be available under the circumstances from an institutional lender. Each loan shall be evidenced by a promissory note, executed by the borrowing Participant, requiring level amortization of such loan with payments of principal and interest at stated intervals not less frequently than quarterly. The failure of a Participant to repay a loan in accordance with the terms of the promissory note within ten (10) days after written demand by the Plan Administrator shall constitute a default. Upon default, the Trustee may accelerate the Participant's obligation to repay the loan. If said loan is not then paid in full, the Trustee may satisfy said loan by treating the amount of the outstanding balance due under said loan as a distribution to the Participant of said amount at the earliest time that such amount may be distributable to the Participant under the terms of the Plan. If the loan is secured by additional security, the Trustee may execute on the security in accordance with local law. The Trustee may also take such other steps as permitted by law to protect the Plan Assets. The outstanding principal balance due on a loan shall be offset against and shall reduce any amounts otherwise payable to the Participant under the Plan. The Trustee is authorized to follow instructions given by the Plan Administrator in connection with all loans granted pursuant to this Paragraph
11.  The Plan Administrator may adopt such other rules and procedures as it
---
deems appropriate to administer the granting of loans and/or to comply with all applicable government regulations.

     A Participant must obtain the consent of his or her spouse, if any, to use of the account balance as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the account balance is used for renegotiation, extension, renewal, or other revision of the loan.

     12.  Spendthrift Clause.
     ---  ------------------

     Except as otherwise provided in this paragraph, the rights of a Participant or Beneficiary to receive payments or benefits hereunder shall not be subject to alienation or assignment, and shall not be subject to anticipation, encumbrance or claims of creditors. Notwithstanding the foregoing, the Plan shall pay benefits in accordance with the terms of any Qualified Domestic Relations Order, provided that such Order (i) does not require the Plan to provide any type or form of benefits, or any option, that is not otherwise provided hereunder, (ii) does not require the Plan to provide increased benefits, and (iii) does not require the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to be a Qualified Domestic Relations Order. For purposes of the preceding sentence, a "Domestic Relations Order" shall mean any judgment, decree or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant and is made pursuant to a state domestic relations law. "Qualified Domestic Relations Order" shall mean a Domestic Relations Order which creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable with respect to a Participant under this Plan and which clearly specifies (i) the name and the last known mailing address of the Participant and each alternate payee covered by the Order, (ii) the amount or percentage of the Participant's benefits to be paid by the Plan to each such alternate payee, or the manner in which such amount or percentage is to be determined, (iii) the number of payments or period to which such Order applies, and (iv) each plan to which such Order applies. A distribution by the estate of a deceased Participant or Beneficiary to an heir or legatee of a right to receive payments hereunder shall not be deemed an alienation, assignment or anticipation for the purposes of this Paragraph 12.
                  ---

     13.  Administration of Trust.
     ---  -----------------------

     In administering this Plan and Trust, the Trustee and the Company shall administer the same for the benefit of all Participating Employees and Beneficiaries as herein provided, without discrimination in favor of one or some Participating Employees or Beneficiaries as against one or some other Participating Employees or Beneficiaries.

     Whenever action is required by the Company hereunder, the same may be taken by any individual designated as agent for the purpose. The Company shall notify the Trustee of any change of agent. The Trustee shall be entitled to rely upon information or instructions received from the agent of the Company whose authority to act was last certified by the Trustee. Any information or instruction from the Company to the Trustee shall be in writing and shall be effective upon delivery to the Trustee. The Trustee shall be under no duty or responsibility to inquire into the acts or omissions of the Company, nor shall the Trustee have any liability therefor. Should it become necessary to perform some act hereunder and there is neither direction in this Plan nor information nor instructions from the Company on file with the Trustee relating thereto, and no such information or instructions can be obtained after reasonable inquiry, the Trustee shall have full power and authority to act in the Trustee's discretion, consistently with the purpose of this Plan; and in so acting or in following any instructions from the Company, the Trustee shall be fully protected and shall be absolved from all liability except from fraud or bad faith.

     The duties, powers and responsibilities of the Trustee shall be limited as specifically provided herein. No person serving as a Trustee hereunder shall be liable or responsible to anyone for any matter or thing whatsoever, provided only that he has acted in good faith.

     The Trustee in performing any act hereunder shall be entitled to rely upon any affidavit, certificate, letter, notice, telegram or other paper or document believed by the Trustee to be genuine and upon any information or evidence believed by the Trustee to be sufficient; and the Trustee shall be protected in all payments hereunder if made in good faith and without actual knowledge of the happening of an event or a change in conditions which would affect such payments.

     The Trustee shall make any sale, investment or reinvestment of the Trust property or any part thereof which the Company may from time to time direct, and if such direction be given, the Trustee shall have no obligation with respect thereto except for failure to carry out such direction. Without limiting the generality of the foregoing, the Company may direct the investment of Trust funds in stock and/or obligations of the Company and in stock and/or obligations of the Trustee (if a corporate Trustee then be acting in such capacity under this Trust). The Trustee shall have no liability for any depreciation or loss with respect to any property acquired by the Trustee pursuant to such direction, and shall have no duty to review or to make recommendations with respect thereto.

     14.  Trustee's Administrative Powers.
     ---  -------------------------------

     The Trustee shall receive, hold, invest and reinvest contributions to the Trust fund and shall make disbursements from the Trust fund pursuant to the terms of this Plan. Subject to the consent of the Trustee, the Company shall have the right to make its contributions hereunder in property to the Trustee. The Trustee shall make payments from the Trust fund only to such persons, in such manner, at such times, and in such amounts as may be specified in written directions from the Company and not otherwise, and the Trustee shall be fully protected in making payments under the direction of the Company. For purposes of accounting and valuation, the records of the Trust shall be maintained on a cash receipts and disbursements basis. The Trustee from time to time shall capitalize unexpended income and add the same to the principal of the Trust.

     Subject only to such instructions, rules and restrictions as may from time to time be adopted by the Company and communicated to the Trustee, the Trustee shall have the following powers and rights in addition to those invested in the Trustee by law:

          (a)  Investment Powers.  To hold, manage and control the assets of the
               -----------------
     Trust, during the continuance of the Trust. The Trustee shall have full power without any court order to improve, lease for any term irrespective of the duration of the Trust, rent, sell, exchange, hold, control, invest and reinvest the same in such manner and upon such terms as the Trustee deems best, including (without limitation of these powers) the power to purchase shares in investment trusts and stock in investment corporation, irrespective of any statutes or rules or practices of courts now or hereafter in force limiting the investments of trust companies or trustees generally, with full power to convert realty into personalty and personalty into realty. The Trustee hereunder shall not be required to dispose of any property held hereunder in order to diversify the investments of the Trust or because such holdings are of a kind not ordinarily considered as proper investments for trust estates; nor shall the Trustee be precluded from acquiring property which results in a nondiversification of the investments of the Trust or which is of a kind not ordinarily considered as proper investments for trust estates; therefore, the Trustee is granted the right to retain property so long as the Trustee shall deem such investments reasonably sound, and to acquire such property as the Trustee deems to be a reasonably sound investment, regardless of the proportion of the Trust which it represents and regardless of whether it is of a type ordinarily deemed proper for trust investments. The Trustee is authorized to hold cash uninvested at any time and from time to time. No purchaser from nor lender to the Trustee need see to the application of the purchase or loan money to the purposes of the Trust, but the receipt of the Trustee shall be a complete discharge to any such person. The Trustee acting hereunder shall not be held responsible for any loss sustained by the Trust through any error of judgment made in good faith, but shall be liable only for the Trustee's own willful misconduct. The Trustee hereunder shall not be personally liable upon any contract of indebtedness of or claim against the Trust or upon a mortgage, trust deed, note or other instrument executed under the provisions of this Plan.

          (b)  Borrowing.  To borrow money from the Trustee or others, upon such
               ---------
     terms and conditions, at any time or times, and for such purposes of the Trust as the Trustee may deem proper or desirable provided that such borrowing does not result in a prohibited transaction under Code Section 4975(c). For sums borrowed, the Trustee may issue the Trustee's promissory notes as Trustee and secure the payment thereof by mortgaging or pledging any part or all of the Trust assets.

          (c)  Holding and Transferring Real Estate.  To take and hold title to
               ------------------------------------
     real estate or interests therein in the Trustee's name or in the name of the Trustee's nominee without disclosing the Trust; and in accepting title to the real estate, neither the Trustee nor the Trustee's nominee shall be held to have assumed the payment of any encumbrances thereon, nor any responsibility as to the validity of the title conveyed to or held by the Trustee or the Trustee's nominee. All conveyances executed and delivered by the Trustee or the Trustee's nominee shall be without covenants of warranty except as against the Trustee's own acts.

          (d)  Voting and Related Powers.  To vote any stocks, bonds, or other
               -------------------------
     securities, to give general or special powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options and to make any payments incidental thereto; to consent to or otherwise participate in corporate reorganizations or other changes affecting corporate securities and to delegate discretionary powers and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities or other property held in the Trust.

          (e)  Claims by or Against the Trust.  To sue or defend in any suit or
               ------------------------------
     legal proceedings by or against the Trust. The Trustee shall have full power in the Trustee's discretion to compound, compromise and adjust all claims and demands in favor of or against the Trust upon such terms as the Trustee may deem best. In the administration of the Trust, the Trustee shall not be obligated to take any action which may subject the Trustee to any expense or liability unless the Trustee is first indemnified to the Trustee's satisfaction for all expenses and liabilities, including attorneys' fees, which the Trustee may incur in connection with such action.

          (f)  Nominee.  To register any investment held in the Trust in the
               -------
     Trustee's own name or in the name of a nominee and to hold any investment in bearer form; provided, however, that the books and records of the Trustee shall at all times show that all such investments are part of the Trust fund, and provided further that such registration or holding shall neither increase nor decrease the liability of the Trustee.

          (g)  Employment of Agents.  To employ such agents, attorneys-in-fact,
               --------------------
     experts and investment and legal counsel, including any firm or corporation with which the Trustee may be associated as a partner, director, stockholder or otherwise, and to delegate discretionary powers to or to rely upon information or advice furnished by such agents, attorneys-in-fact, experts or counsel.

          (h)  Execution of Instruments.  To execute and deliver any and all
               ------------------------
     documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted, and to perform any and all acts that may be necessary or convenient in the proper administration of the Trust.

          (i)  Collective Investment Trust.  To commingle assets of the Trust
               ---------------------------
     with assets of other trusts, which in each case form a part of a pension or profit-sharing plan qualified under the Code and constitute an exempt trust within the meaning of the Code, (i) through the medium of any collective investment trust for employee benefit trusts established and maintained by any bank, or, to the extent permitted by law, or (ii) through the medium of any collective investment trust for employee benefit trusts established and maintained by any trust company. To the extent of the equitable share of this Trust in any such investment trust, the instrument establishing such investment trust, as the same has been or may be amended, and the trust maintained thereunder, shall be deemed a part of this Plan and Trust as if fully set forth herein.

          (j)  Necessary Acts.  To do all acts whether or not expressly
               --------------
     authorized which may be necessary or proper for the protection of the property held hereunder or for the carrying out of any duty under this Plan or under the Trust fund.

     15.  Holding of Trust Assets.
     ---  -----------------------

     Except as otherwise provided hereinabove, all the assets in the Trust shall be held collectively for all the Participants and Beneficiaries with no physical division thereof until such time as distribution is actually made by the Trustee.

     16.  Nonliability of Successor Trustee.
     ---  ---------------------------------

     Each successor Trustee may accept as complete and correct and may rely upon any accounting which shall have been made by or on behalf of any Trustee hereunder prior to the date upon which such successor Trustee shall have qualified as a Trustee under this instrument, and may rely upon any statement or representation made by any Trustee then or theretofore acting hereunder as to the assets comprising the Trust or as to any other fact bearing upon the prior administration of the Trust created herein; and such successor Trustee shall not be subject to any liability by reason of having accepted and relied upon such accounting, statement or representation in case it is subsequently established that the same was incomplete, inaccurate or untrue. No successor Trustee hereunder shall be subject to any liability or responsibility with respect to any act or omission of any other Trustee nor shall any successor Trustee have any duty to enforce or to seek to enforce any claims of any kind against any predecessor Trustee on account of or in connection with any act or omission of any Trustee hereunder.

     17.  Decision of Majority of Trustees to Govern.
     ---  ------------------------------------------

     Except as otherwise expressly provided, when there are three Trustees authorized to act in any particular, the agreement of a majority of the Trustees shall be required, and when there are two Trustees authorized to act in any particular, the agreement of both Trustees shall be required. Each Trustee shall be liable only for his own acts in the administration of this Trust. No Trustee shall be in any way or to any extent liable to the Participants, Beneficiaries or others for anything done hereunder by his Co-Trustee to which he did not actively consent or of which he did not actively approve.

     18.  Accounts.
     ---  --------

     The Trustee shall keep accurate and detailed accounts of all investments, receipts and disbursements and other transactions hereunder, and all accounts, books and records relating thereto shall be open to inspection by any person designated by the Board of Directors of the Company at all reasonable times.
Not later than one hundred twenty (120) days after the end of each Plan Year, and within sixty (60) days after the effective date of the removal or resignation of a Trustee, the Trustee shall file with the Company a written report setting forth all investments, receipts, disbursements, and other transactions effected by the Trustee from the date of the prior such report to the close of such Plan Year, or the date of removal or resignation of a Trustee, as the case may be. Such report shall contain an exact description of all securities and investments held at the close of such Plan Year or the effective date of such removal or resignation of a Trustee, as the case may be, and the cost of each item thereof, as carried on the books of the Trustee. Upon the expiration of ninety (90) days from the date of filing such report, the Trustee, including a Trustee who resigned or was removed, shall be forever released and discharged from any liability or accountability to anyone as respects the propriety of the Trustee's acts or transactions shown in such report, except with respect to any such acts or transactions as to which the Company shall within such 90-day period file with the Trustee a written statement claiming fraud or bad faith on the part of the Trustee; and neither the Company nor any other person shall have the right to demand or be entitled to any further or different accounting by the Trustee.

     19.  Removal or Resignation of Trustee.
     ---  ---------------------------------

     Any Trustee hereunder may be removed by resolution of the Board of Directors of the Company upon delivery to such person of a certified copy of such resolution of removal. Any Trustee hereunder may resign as Trustee, upon written notice to that effect, delivered to the Company. Such removal or resignation shall become effective upon the date specified in such resolution or such notice, as the case may be, which shall be not less than fifteen (15) days subsequent to the delivery of such certified copy of resolution or such notice. In the event of the removal, resignation, death or inability to serve of any Trustee hereunder, a successor shall be appointed by resolution of the Board, a certified copy of which resolution shall be delivered to such successor. In the event of the removal, resignation, death or inability to serve of any Trustee hereunder after the Company shall have gone out of business or ceased to exist or been dissolved, voluntarily or involuntarily, or had a receiver or trustee in bankruptcy appointed, a successor may be appointed by election by a majority in interest of the Participants and Beneficiaries then having an interest in the Trust. A successor Trustee, upon accepting such appointment, shall become vested with the same powers, duties, privileges, and immunities as if such Trustee had been originally named in this Plan as a Trustee. In case of the removal, resignation, death or inability to serve of a Trustee, said Trustee or his personal representative shall forthwith turn over to the remaining or succeeding Trustees all accounts and records in such Trustee's possession, and shall execute such instruments as may be necessary to terminate such trusteeship. No bond shall be required of the Trustee named in this Plan or any of the Trustee's successors.

     20.  Allocation of Responsibilities.
     ---  ------------------------------

          A.   Administrative Responsibilities.  The Company is the Named
          --   -------------------------------
     Fiduciary which has the authority to control and manage the operation and administration of the Plan. The Company shall make such rules, regulations, interpretations, and shall take such other actions to administer the Plan as the Company may deem appropriate. In administering the Plan, the Company shall act in a nondiscriminatory manner with respect to Plan Participants and Beneficiaries, and shall at all times discharge its duties with respect to the Plan in accordance with applicable fiduciary standards.

          B.   Management of Plan Assets.  The Company is the Named Fiduciary
          --   -------------------------
     with respect to control over and management of the Plan's assets only to the extent that it (i) shall appoint one or more Trustees to hold the assets of the Plan in trust, (ii) shall appoint one or more Investment Managers for any Plan assets and enter into an investment management agreement with each Investment Manager it appoints, and (iii) shall exercise its authority to direct the sale, investment or reinvestment of Plan assets in accordance with Paragraph 13. hereinabove. The Company
                                              ---
     shall be responsible for diversifying the investments of the Plan only to the extent that said authority to direct investments is exercised, and the Trustee and the Investment Managers, if any, shall be responsible for diversifying the specific investments in accounts under their management.

          C.   Trustee and Investment Managers.  The Trustee shall have the
          --   -------------------------------
     exclusive authority and discretion to control and manage the assets of the Plan held in trust by it, and shall be the Named Fiduciary with respect to such control and management, except to the extent that the Company exercises its authority to direct investment of the Plan's assets, or that the authority to manage such assets is allocated by the Company to one or more Investment Managers. Each Investment Manager appointed by the Company shall have the authority to manage, including the power to acquire and dispose of, such assets of the Plan as are assigned to it by the Company.

          D.   Delegation of Fiduciary Responsibilities.  Except as otherwise
          --   ----------------------------------------
     expressly stated herein, the Company shall not allocate or delegate to any other person any of its duties and responsibilities hereunder. The duties and responsibilities of the Company shall be carried out by the Company's Directors and officers, acting on behalf of and in the name of the Company in their capacities as such, and not as individual fiduciaries. The Company is specifically prohibited from designating any Director or officer of the Company as a fiduciary and from allocating or delegating to any such person any of the fiduciary responsibilities of the Company.

     21.  Amendments.
     ---  ----------

     The Company reserves the right by action of its Board of Directors to amend this Plan at any time without the consent of the Trustee, but no such amendment shall cause or permit any portion of the corpus or income of the Trust to revert to or become the property of or be used for the benefit of the Company. Any amendment which is necessary to bring this Trust into conformity with government laws or regulations in order to qualify the Plan and Trust for tax exemption may be made retroactively. No amendment to this Plan may be made which would result in a cutback of vested rights or rights to accrued benefits as provided in Section

411(a)(10)(A) or 411(d)(6) of the Code. In the event that the vesting schedule, if any, set forth in the Plan is amended, each Participant who has completed at least three (3) Years of Service may elect to have his accrued benefit determined under the vesting schedule in effect prior to the amendment.

     22.  Termination of Contributions.
     ---  ----------------------------

     The Company has established this Plan with the bona fide intention and expectation that from year to year it will be able to and will deem it advisable to make its contributions as herein provided. However, the Company realizes that circumstances not now foreseen or circumstances beyond its control may make it either impossible or inadvisable to continue to make its contributions as herein provided. In the event the Company decides it is impossible or inadvisable for it to continue to make its contributions as herein provided, the Company shall have the right to terminate its contributions.

     In the event of complete termination of contributions by the Company, with or without formal action by the Company, the Company shall make no further contributions under the Plan, the Plan and Trust shall remain in existence, and all the provisions of the Plan and Trust shall remain in force which are necessary in the opinion of the Trustee, other than the provisions for contributions by the Company and any provisions requiring forfeiture of a Participating Employee's share in the Trust (the shares in the Trust of each Participating Employee shall become fully vested in such Participant, regardless of the length of his employment or his participation, upon such termination of contributions); and all of the assets in the Trust on the date specified in such resolutions shall be held, administered and distributed by the Trustee in the manner provided herein.

     23.  Termination of Trust.
     ---  --------------------

     In the event that the Company's contributions to the Trust have been terminated completely in accordance with the provisions of Paragraph 22. above,
                                                                     ---
the Board shall also have the power to terminate the Plan and Trust completely by appropriate resolutions specifying the date of such termination, certified copies of which shall be delivered to the Trustee. Upon a complete or partial termination of the Plan and Trust, with or without formal action by the Company, any provision requiring forfeiture of the share in the Trust of a Participating Employee affected by such termination shall become void, and the share in the Trust of each such Participating Employee shall become fully vested in him. After payment of all expenses and after adjustment of Participants' and Beneficiaries' shares for expenses, profits, losses and any other adjustments necessary to reflect accurately such shares in the Trust in accordance with the provisions hereof, there shall be paid to each Participant and each Beneficiary the amount of his share in the Trust, in accordance with the further terms of this Plan.

     24.  Merger or Consolidation of Plan, Transfer of Plan Assets.
     ---  ------------------------------------------------- ------

     In the event of any merger or consolidation with, or transfer of assets and liabilities to, any other plan, provision shall be made to the effect that each Participant and Beneficiary in this Plan will be entitled, after the merger, consolidation or transfer, to a benefit equal to or greater than the benefit to which he would have been entitled under this Plan, immediately prior to said merger, consolidation or transfer, as if the Plan had terminated at such time.

     25.  Top-Heavy Provisions.
     ---  --------------------

          A.   Determination of Top-Heavy Status.  As of each determination
          --   ---------------------------------
     date, the Company shall compute the aggregate amounts allocated to the accounts of all "key employees" of the Company. The term "key employee" shall mean any Employee, former Employee, or beneficiary thereof who, at any time during the Plan Year or any of the four preceding Plan Years, is or was (i) an officer of the Employer having an annual Compensation greater than fifty percent (50%) of the dollar limitation then in effect under
     Section 415(b)(1)(A) of the Code, (ii) one of the ten Employees having an annual Compensation greater than the dollar limitation then in effect under
     Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the Code) the largest interests in the Company, (iii) a five percent (5%) owner of the Company or (iv) a one percent (1%) owner of the Company who has annual Compensation from the Company in excess of $150,000. For purposes of determining percentage ownership in the foregoing sentence, the rules of Section 416(i)(1)(B) of the Code shall apply and the rules of Sections 414(b), (c), and (m) shall not apply. If the aggregate amount allocated to the accounts of all key employees exceeds sixty percent (60%) of the aggregate amount allocated to the accounts of all Participants, then the Plan will be deemed to be top-heavy for the Plan Year next following such Anniversary Date (and in the case of the initial Plan Year, for the Plan Year ending with such Anniversary Date). For purposes of determining the aggregate amounts allocated to the accounts of Participants, there shall be added any amount of Company contributions required to be made for the Plan Year ending on the determination date (unless this Plan is not subject to the minimum funding requirements of Section 412 of the Code). The present value of accrued benefits shall be determined based upon the interest and mortality rates specified in the defined benefit plan. The account balances attributable to a Participant who has not performed any services for the Company at any time during the five-year period ending on any determination date shall be disregarded. For purposes of making the above determination, there shall be considered (i) all other qualified plans of the Company in which a key employee is a participant, (ii) all other plans which enable this Plan or plans described in (i) above to meet the requirements of Sections 401(a)(4) or 410 of the Code, and (iii) all other qualified plans which may have been terminated but which were maintained by the Employer within the five-year period ending on the determination date. There shall also be considered any distributions made with respect to any Participant within a five-year period ending on the determination date. At the option of the Company, any other qualified plans maintained by it may be included in the group of plans for purposes of determining the top-heavy status of the Plan, provided that the group of plans would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code with such plans which are added at the option of the Company being taken into account. If any plans of the Company are aggregated with this Plan as described in the preceding sentence, this Plan shall be deemed to be top-heavy only if the aggregate present value of accrued benefits of key employees in the aggregated group of plans exceeds 60 percent of the aggregate present value of accrued benefits of all employees in the aggregated group of plans. For purposes of determining present value of accrued benefits, the rules of Section 416(g) shall apply. Accrued benefits shall be determined under the method which is used for accrual purposes for all plans of the Company, or if there is no such method, then under the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code. Determination date shall mean the last day of the preceding Plan Year. However, for the first Plan Year the determination date shall be the last day of that year. For purposes of determining whether an Employee is a key employee, "Compensation" shall mean compensation as defined in Section 415(c)(3) of the Code, but including Salary Reduction Contributions made to this Plan.

          B.   Minimum Allocations.  For each Plan Year that the Plan is top-
          --   -------------------
     heavy, there shall be allocated to the account of each Participant who is not a key employee and who is employed by the Company on the last day of the Plan Year, irrespective of whether he has completed 1,000 Hours of Service with the Company during the Plan Year, an amount not less than three percent (3%) of each such Participant's W-2 Compensation (without taking into account Social Security and similar contributions and benefits). Notwithstanding the foregoing, if the contribution for any Plan Year made by the Company is less than three percent (3%) of the aggregate W-2 Compensation of all Participants, then the amount allocable to each nonkey employee shall be such lesser percentage. If the Company maintains both a defined contribution plan and a defined benefit plan with a nonkey employee who participates, or could participate in both plans, then there shall be allocated to the account of each Participant who otherwise would be entitled to receive a minimum allocation as described above an amount not less than five percent (5%) of such Participant's W-2 Compensation (but without taking into account Social Security and similar contributions and benefits). For purposes of this subparagraph C., all defined contribution
                                                   --
     plans of the Company shall be aggregated to the end that the percentage rules shall be satisfied if the aggregate contribution made to all defined contribution plans equals five percent (5%) of any nonkey Participant's W-2 Compensation.

          C.   Effect on Section 415 Limitations.  If the Company maintains both
          --   ---------------------------------
     a
     defined contribution plan and a defined benefit plan with a Participant who participates, or could participate, in both plans, then for purposes of computing the defined contribution fraction and defined benefit fraction described in subparagraph 8. J. hereunder, the dollar limitation of
                               -- -
     Sections 415(b)(1)(A) and 415(c)(1)(A) shall be multiplied by 1.0 in lieu of 1.25, unless:

               (1) the defined contribution plan allocates to the account of each Participant who is not a key employee not less than seven and one-half percent (7-1/2%) of each such Participant's W-2 Compensation (without taking into account Social Security and similar contributions and benefits); and

               (2) the plan would not be top-heavy if 90 percent were substituted for 60 percent in subparagraph A. above.
                                                     --

     26.  Expenses of Administration.
     ---  --------------------------

     The Trustee's compensation shall be fixed by agreement from time to time with the Company; provided, however, that no person compensated as an Employee of the Company shall be compensated as a Trustee hereunder. The Company intends to pay, in addition to the contributions hereinbefore provided for, any expenses of administering the Trust, including the Trustee's compensation, if any, except that any investment counsel fees incurred by the Trust, and any expenses directly related to particular transactions involving purchases or sales of property by the Trust or the production or collection of income, such as transfer taxes, brokers' commissions, etc., shall be paid by the Trustee out of the assets of the Trust.

     27.  Rights of Participants.
     ---  ----------------------

     Participating in this Plan and Trust shall not give any Participant any right to be retained in the service of the Company or any right or claim to any benefits hereunder unless such benefits have accrued under the terms and provisions of this Plan.

     28.  Claims Procedure.
     ---  ----------------

     Claims for benefits under the Plan may be filed with the Plan Administrator on forms supplied by it. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the application is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure, as described below.

     Any Employee or Beneficiary who has been denied a benefit shall be entitled to request the Plan Administrator to give further consideration to his claim by filing with the Plan Administrator (on a form which may be obtained from the Plan Administrator) a request for a hearing. Such request, together with a written statement of the reasons why the claimant believes his claim should be allowed, shall be filed with the Plan Administrator no later than 60 days after receipt of the written notification furnished by the Plan Administrator with respect to the claim. The Plan Administrator shall then conduct a hearing within the next 60 days, at which the claimant may be represented by an attorney or any other representative of his choosing and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of his claim. At the hearing (or prior thereto upon 5 business days written notice to the Plan Administrator) the claimant or his representative shall have an opportunity to review all documents in the possession of the Plan Administrator which are pertinent to the claim at issue and its disallowance. Either the claimant or the Plan Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. A final decision as to the allowance of the claim shall be made by the Plan Administrator within 60 days of receipt of the appeal (unless there has been an extension of 60 days due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the 60 day period). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

     29.  Construction.
     ---  ------------

     It is intended that this Plan shall be construed so as to qualify as a tax-free employees' profit-sharing plan and trust, contributions to which by the Company shall be deductible from its net income.

     30.  Defense of Trust.
     ---  ----------------

     The Company shall have the right to defend the position of the Trust created under this Plan as a tax-free profit-sharing trust.

     31.  Ohio Trust.
     ---  ----------

     This Plan is executed and delivered in the State of Ohio and the Trust hereby created shall be deemed an Ohio trust and shall in all respects be construed and regulated by the laws of the State of Ohio.

     32.  Mistaken Contributions, Etc.
     ---  ----------------------------

     Except as otherwise provided herein, the assets of the Plan shall not inure to the benefit of the Company, and shall be held for the exclusive purposes of providing benefits to Participants and Beneficiaries and defraying reasonable expenses of administering the Plan. Notwithstanding the foregoing sentence:

          (a) If a contribution is made by the Company under a mistake of fact, such contribution may be returned, at the discretion of the Company, within one (1) year after payment of such contribution.

          (b) All contributions to the Plan are conditioned on initial qualification of the Plan under Section 401 of the Code. If the Plan does not so qualify for any Plan Year for which a contribution is made, such contribution may be returned, at the discretion of the Company, within one
     (1) year after the date of denial of initial qualification of the Plan provided that the application for qualification is made by the time prescribed by law for filing the Employer's tax return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

          (c) All contributions to the Plan are conditioned upon the deductibility thereof, for Federal income tax purposes, under Section 404 of the Code. If and to the extent that such deduction is disallowed, the Company's contribution (to the extent disallowed) may be returned, at the discretion of the Company, within one (1) year after the disallowance of the deduction.

     Earnings attributable to the contributions to be returned to the Company will not be returned to the Company, but losses attributable to such contributions will reduce the amount to be returned. Notwithstanding the foregoing, if the Plan fails to initially qualify under Section 401 of the Code, the entire assets of the Plan may be returned to the Company.

     33.  Plan Administrator; Legal Agent.
     ---  -------------------------------

     The Company shall serve as the Plan Administrator and as the legal agent for service of process upon the Plan, to be served at the following address:

                         Advanstar Communications Inc.

                         Attention:  Vice President, Human Resources
                                     131 West First Street
                                     Duluth, Minnesota  55802

     IN WITNESS WHEREOF, this Plan and Trust has been executed by the Company, pursuant to action of its Board of Directors, and by the Trustee as of the day and year first above written.


                                         ADVANSTAR COMMUNICATIONS INC.

                                             /s/ Edward Aster
                                         By: ___________________________________
                                             Edward Aster, President and
                                             Chief Executive Officer

                      [Signatures continued on next page]
                   [Signatures continued from previous page]

                                             /s/ Mary Abood
                                             ___________________________________
                                             Mary Abood, Trustee

                                             /s/ Teuta Cenaj
                                             ___________________________________
                                             Teuta Cenaj, Trustee

                                             /s/ Byron Glidden
                                             ___________________________________
                                             Byron Glidden, Trustee

                                             /s/ David Montgomery
                                             ___________________________________
                                             David Montgomery, Trustee

                                    Phillip Stocker, Trustee

                                FIRST AMENDMENT
                      TO THE ADVANSTAR COMMUNICATIONS INC.
                        EMPLOYEES' 401(k) PLAN AND TRUST
                        --------------------------------


                               (1993 RESTATEMENT)


     THIS FIRST AMENDMENT is made this 31st day of March, 1994, by ADVANSTAR COMMUNICATIONS INC. (the "company") to the Advanstar Communications Inc. Employees' 401(k) Plan and Trust (the "Plan"), which was restated in its entirety in 1993.

     WHEREAS, the Omnibus Budget Reconciliation Act of 1993 requires that all qualified plans limit the amount of participant compensation that may be taken into account in determining allocations under said plans and it is desired to incorporate such limitations into the Plan; and

     WHEREAS, the Company acquired Aster Publishing Corporation and the Company wishes to clarify that participants in the Aster Publishing Corporation Profit-Sharing Plan are permitted to participate in the Plan; and

     WHEREAS, the Company wishes to liberalize certain provisions relating to the 401(k) provisions of the Plan, all as permitted by final Treasury Regulations;

     NOW THEREFORE, Pursuant to the provisions of Paragraph 21. of the Plan,
                                                            --
said Plan is hereby amended, as follows:

     FIRST:  Effective January 1, 1994, subparagraph 2.(e) is hereby deleted in
                                                     -
its entirety, and the following new subparagraph 2.(e) is substituted in lieu
                                                 -
thereof:

     "(e) `Compensation' shall mean the total compensation paid by the Company
      ---
     to an Employee for services rendered for the period under consideration (other than compensation in the form of qualified or previously qualified compensation) that is currently includible in gross income of the Employee for income tax purposes. `Compensation' shall also include amounts that are not includible in income of the Employee under Code Section 125 (except for amounts not includible in income under Code Section 125 which are applied to the payment of medical insurance premiums on behalf of such Employee)."

     SECOND: Effective January 1, 1994, subparagraph 2.(j) is hereby deleted in
                                                     --
its entirety, and the following new subparagraph 2.(j) is substituted in lieu
                                                 --
thereof:

     "(j) `Gross Compensation' shall mean the total compensation paid by the
      ---
     Company to an Employee for services rendered for the period under consideration (other than compensation in the form of qualified or previously qualified compensation) that is currently includible in gross income of the Employee for income tax purposes, plus all amounts not includible in income of the Employee under Code Section 125 and all amounts deferred hereunder pursuant to a salary reduction agreement.

          For plan years commencing January 1, 1994 or later, the annual Gross Compensation of each Participant taken into account under the Plan for any plan year shall not exceed $150,000, as adjusted by the Commissioner of Internal Revenue for increases in the cost-of-living in accordance with
     Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Gross Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

          In determining the Gross Compensation of a Participant for purposes of this limitation, the rules of Section 414(q) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules, the adjusted $150,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Gross Compensation, as determined under this subparagraph prior to the application of this limitation."

     THIRD:  Effective January 1, 1993, Paragraph 4. is hereby deleted in its
                                                  --
entirety, and the following new Paragraph 4. is substituted in lieu thereof:
                                          --

          "4.  Plan Entry Requirements.
           --  -----------------------

          Each Employee of the Company shall enter the Plan on the first day of the calendar month next following the later to occur of the end of the 12-month period of service which constitutes a Year of Service with respect to such Employee and his attainment of age twenty-one (21). Notwithstanding the foregoing, if an Employee is a non-resident alien who receives no earned income (within the meaning of Section 911(d)(2) of the Code) from the Company which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code), such Employee shall be ineligible to enter into a salary reduction agreement pursuant to subparagraph 5.A. hereof.
                  ----

          Individuals who are United States citizens and who are employed by a foreign subsidiary corporation or a domestic subsidiary whose operations are largely foreign shall be considered as Employees of the Company and shall be permitted to participate in this Plan (including the right to enter into a salary reduction agreement) provided that the Company extends social security coverage to such individuals and further provided that such U.S. citizen employees are not provided contributions under a funded plan of deferred compensation by any other person with respect to compensation paid to such U.S. citizen employees by the foreign subsidiary or domestic subsidiary with largely foreign operations.

          With respect to an Employee who has met the eligibility requirements of the Plan but who has incurred a One-Year Break in Service, such Employee shall be eligible to re-enter the Plan commencing immediately upon his return. In the event an Employee who is not a member of an eligible class of employees becomes a member of an eligible class, such employee will participate immediately if such Employee has satisfied the minimum age and service requirements and would have otherwise previously become a Participant. In the event that the eligibility of any person to participate in the Plan shall be disputed, the decision of the Trustee upon such eligibility shall be controlling. For the purposes of enabling the Trustee to make such determination, all information available to the Company which shall be required by the Trustee shall be made available to the Trustee."

     FOURTH:   Effective January 1, 1994, subparagraph 6.B. (3) is hereby
                                                       ---
deleted in its entirety, and the following new subparagraph 6.B.(3) is substituted in lieu thereof:

          "(3) Payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his spouse, children, or dependents; or"

     FIFTH:    Effective January 1, 1989, subparagraph 7.A.(1) at page 17, is
                                                       -------
hereby deleted in its entirety, and the following new subparagraph 7.A.(1) is
                                                                   -------
substituted in lieu thereof:

          "(1) The combined actual deferral ratio for the family group (which shall be treated as one Highly Compensated Employee) shall be determined by aggregating Salary Reduction Contributions and Gross Compensation of all eligible Family Members (including Highly Compensated Employees)."

     SIXTH:    Effective January 1, 1994, subparagraph 8.H.(1) is hereby deleted
                                                       -------
in its entirety, and the following new subparagraph 8.H.(1) is substituted in
                                                    -------
lieu thereof:

          "(1) Any contributions made pursuant to a salary reduction agreement, to the extent they would reduce the excess amount, will be returned to the Participant;"

     IN WITNESS WHEREOF, this First Amendment has been executed by the Company, pursuant to action of its Board of Directors, as of the day and year first above written.


                                       ADVANSTAR COMMUNICATIONS INC.

                                           /s/ Edward Aster
                                       By: _____________________________________
                                           Edward Aster, President and
                                           Chief Executive Officer

                                       /s/ Mary Abood
                                       _________________________________________
                                       Mary Abood, Trustee

                                       /s/ Teuta Cenaj
                                       _________________________________________
                                       Teuta Cenaj, Trustee

                                       /s/ Byron Glidden
                                       _________________________________________
                                       Byron Glidden, Trustee

                                       /s/ David Montgomery
                                       _________________________________________
                                       David Montgomery, Trustee

                                       /s/ Phillip Stocker
                                       _________________________________________
                                       Phillip Stocker, Trustee

                               SECOND AMENDMENT
                     TO THE ADVANSTAR COMMUNICATIONS INC.
                       EMPLOYEES' 401(K) PLAN AND TRUST
                       --------------------------------

                              (1993 RESTATEMENT)

     THIS SECOND AMENDMENT is made this 18th day of August, 1994, by and among ADVANSTAR COMMUNICATIONS INC. (the "Company") and MARY ABOOD, TEUTA CENAJ, BYRON GLIDDEN, DAVID MONTGOMERY, and PHILLIP STOCKER (collectively the "Trustee"), to the Advanstar Communications Inc. Plan and Trust (the "Plan"), which was restated in its entirety in 1993.

     Pursuant to the provisions of Paragraph 21. of the Plan, said Plan is
                                             --
hereby amended, effective the 1st day of September, 1994, by the deletion of subparagraph 2 (w) in its entirety and the substitution of the following new
             -----
subparagraph 2 (w) in lieu thereof:
             -----

               "(w)  "Vesting Year of Service" shall mean a period of  twelve
          (12) consecutive months during which a Participating Employee either
          (i) completes at least One (1) Hour of Service and is employed on the last day of the twelve-month period, or (ii) completes at least One Thousand (1,000) Hours of Service without regard to employment on the last day of the twelve-month period. Such twelve-month period shall be calculated with reference to the Employee's "Employment Commencement Date" (the first date of employment on which the Employee is credited with an Hour of Service with the Company), and subsequent twelve-month periods shall be calculated with reference to subsequent anniversaries of said Employment Commencement Date.

               The number of Hours of Service to be credited to an Employee for determining whether a Vesting Year of Service has been completed shall be computed on equivalencies based on periods of employment in accordance with Department of Labor Regulation (S)2530.200b-3(e) as follows:

               If an Employee is paid on a weekly basis, the Employee shall be credited with 45 Hours of Service for each week for which the Employee would otherwise be credited with at least one Hour of Service pursuant to subparagraph 2 (1).
                          -----

               If an Employee is paid on a bi-weekly basis, the Employee shall be credited with 90 Hours of Service for each such two-week period for which the Employee would otherwise be credited with at least one Hour of Service pursuant to subparagraph 2 (1).
                                              ------

               In determining Vesting Years of Service, service with Harcourt Brace Jovanovich, Inc. shall be considered as service with the Company.

               An Employee who ceases to be a Participant, but who remains in the employment of the company, shall continue to be credited with Vesting Years of Service under this Plan so long as he remains in the employment of the Company. An Employee who was in the employment of the Company before he became an Employee for purposes of this Plan shall receive credit for Vesting Years of Service as though he had been an Employee during such prior period of employment with the Company."

     In no event shall any Participating Employee's Vesting Years of Service be reduced by virtue of this amendment. If a Participating Employee satisfied the requirements for a Vesting Year of Service prior to this amendment for a particular twelve-month period, the Participating Employee shall continue to receive credit for a Vesting Year of Service for such period, notwithstanding this amendment.

     IN WITNESS WHEREOF, this Second Amendment has been executed by the Company, pursuant to action of its Board of Directors, and by the Trustee as of the day and year first above written.

                              ADVANSTAR COMMUNICATIONS INC.

                                  /s/ Richard B. Swank
                              By:___________________________________
                                   Richard B. Swank
                                   Chief Executive Officer

                              /s/ Mary Abood
                              ______________________________________
                              Mary Abood, Trustee

                              /s/ Teuta Genaj
                              ______________________________________
                              Teuta Genaj, Trustee

                              /s/ Byron Glidden
                              ______________________________________
                              Byron Glidden, Trustee

                              /s/ David Montgomery
                              ______________________________________
                              David Montgomery, Trustee

                              /s/ Phillip Stocker
                              ______________________________________
                              Phillip Stocker, Trustee

                            THIRD AMENDMENT TO THE
                         ADVANSTAR COMMUNICATIONS INC.
                       EMPLOYEES' 401 (K) PLAN AND TRUST
                       ---------------------------------

                               (1993 RESTATEMENT)

     THIS AMENDMENT is made this 10th day of January, 1996, by ADVANSTAR COMMUNICATIONS INC. (the "Company") to the Advanstar Communications Inc. Employees' 401(k) Plan and Trust (the "Plan"), which was restated in its entirety in 1993.

     WHEREAS, the Company wishes to clarify certain language in the plan with respect to the determination of matching contributions and the performance of certain nondiscrimination tests;

     NOW, THEREFOR, pursuant to the provisions of Paragraph 21. of the Plan,
                                                            ---
said Plan is hereby amended by the replacement of pages 11, 12 and 17 of the Plan with the pages 11, 12 and 17 attached hereto.

     IN WITNESS WHEREOF, this Amendment has been executed by the Company, pursuant to action of its Board of Directors, as of the day and year first above written.

                              ADVANSTAR COMMUNICATIONS INC.

                                   /s/ David Montgomery
                              By:_________________________________
                                   David Montgomery,
                                   Chief Financial Officer

               (5) The Company may refrain from making contributions to this Plan, in respect of the salary reduction agreement entered into by the Participant, if the Company determines that such action is necessary to insure that the Participant's annual additions for any Plan Year will not exceed the limitations of subparagraphs 8. H. or 8. I.
                                                           -- --    -- --
          hereinbelow, or to insure that the Actual Deferral Percentage Test described in Paragraph 7. hereinbelow is met for such Plan Year. In
                                 --
          any such event, the Company may pay to the Participant the amount which otherwise would have been paid prior to the Participant's election to reduce his salary, rather than as a contribution made pursuant to a salary reduction agreement.

               (6) A salary reduction agreement shall not provide for a reduction in excess of $7,000 (or such higher amount as determined by the Secretary pursuant to Section 415(d) of the Code) under all plans maintained by the Company with respect to any Employee's taxable year.

     B.  Matching Company Contributions.  Not later than the time prescribed by
     -   ------------------------------
law for filing its federal income tax return including any extensions thereof) for its current taxable year, the Company shall contribute to the Trustee, on behalf of each Participant, as its Matching Company Contribution to the Trust for the Plan Year which ends within or which is co-terminous with such taxable year of the Company, to be held in trust, administered and distributed under the terms of this Agreement, an amount to be determined as follows:

               (1) With respect to Salary Reduction Contributions up to the first two percent (2%) of the Participant's Compensation, the Matching Company Contribution shall be equal to 100% of the Salary Reduction Contribution;

               (2) With respect to Salary Reduction Contributions in excess of two percent (2%) of the Participant's Compensation and not in excess of six percent (6%) of the Participant's Compensation, the Matching Company Contribution shall be equal to 25% of such Salary Reduction Contribution; and

               (3) With respect to Salary Reduction Contributions in excess of six percent (6%) of the Participant's Compensation, there shall be no Matching Company Contribution. In no event shall the Matching Company Contribution made on behalf of a Participant in a Plan Year exceed three percent (3%) of the Participant's Compensation.

     In determining the Matching Company Contribution, the computation of the Salary Reduction Contribution as a percentage of Compensation shall be made on a per payroll basis.

     Notwithstanding the foregoing, the Company shall not contribute to the Plan as a Matching Company Contribution any amount that would cause the limitation set forth in Paragraph 7. to be exceeded, considering only Matching Company
                       --
Contributions, rather than Salary Reduction Contributions

     C.  Discretionary Company Contributions.  Not later than the time
     -   -----------------------------------
prescribed by law for filing its federal income tax return (including extensions thereof) for its current taxable year and for each succeeding taxable year, the Company may contribute to the Trust fund, as its contribution to this Trust for the Plan Year which ends within or which is co-terminous with such taxable year of the Company, to be held in trust, administered and distributed under the terms of this Agreement, an amount or amounts which the Company, in its sole discretion may determine. The Company may contribute such amount or amounts at any time; and it may make such contribution in two or more installments.

     The Company shall determine by resolution of its Board of Directors and communicate to the Trustee before the close of each Plan Year either (i) the amount in dollars to be contributed for such year, or (ii) a formula by which such amount may be determined. These contributions shall be totally in the discretion of the Company with respect to amount, timing and form, and they need not be limited to the Employee group for a Plan Year, the average of the ratios, calculated separately for each Participant in such group, of the amount of Salary Reduction Contributions allocated to each participant's Salary Reduction Contribution Account for such Plan Year to such Participant's Gross Compensation for such Plan Year. The actual deferral ratio for each Participant and the "Actual Deferral Percentage" for each group shall be calculated to the nearest one-hundredth of one percent.

     For the purpose of determining the actual deferral ratio of a Highly Compensated Employee who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during this year, the following shall apply:

               (1) The combined actual deferral ratio for the family group (which shall be treated as one Highly Compensated Employee) shall be determined by aggregating Salary Reduction Contributions and Gross Compensation of all eligible Family Members (including Highly Compensated Employees).

               (2) The Salary Reduction Contributions and Gross Compensation of all Family Members shall be disregarded for purposes of determining the "Actual Deferral Percentage" of the Non-Highly Compensated Employee group except to the extent taken into account in paragraph
          (1) above.

               (3) If a participant is required to be aggregated as a member of more than one family group in a plan, all Participants who are members of those family groups that include the Participant are aggregated as one family group in accordance with paragraphs (1) and (2) above.

                            FOURTH AMENDMENT TO THE
                         ADVANSTAR COMMUNICATIONS INC.
                       EMPLOYEES' 401(K) PLAN AND TRUST
                       --------------------------------



                              (1993 RESTATEMENT)



     THIS FOURTH AMENDMENT is made this 18th day of September, 1996, by ADVANSTAR COMMUNICATIONS INC. and ADVANSTAR HOLDINGS, INC. (collectively, the "Company") to the Advanstar Communications Inc. Employees' 401(k) Plan and Trust (the "Plan"), which was restated in its entirety in 1993.



     WHEREAS, the Company wishes to amend the Plan to reflect that Advanstar Holdings, Inc. shall be the primary sponsoring employer of the Plan, along with such related corporations as approved by Advanstar Holdings, Inc.;



     NOW, THEREFOR, pursuant to the provisions of Paragraph 21. of the Plan, said Plan is hereby amended, effective immediately, as follows:



     FIRST: Subparagraph 2(d) of the Plan is hereby deleted in its entirety, and the following new subparagraph 2(d) is substituted in lieu thereof:



          "(d) `Company' or `Employer' shall mean Advanstar Holdings, Inc. Any corporation which is a member of a controlled group of corporations with Advanstar Holdings, Inc. may also sponsor this Plan if such corporation has been designated by Advanstar Holdings, Inc. as a sponsoring employer and such corporation agrees to be bound by the terms of this Plan."



     SECOND: Advanstar Holdings, Inc. designates Advanstar Communications Inc. as a sponsoring employer of the Plan, and Advanstar Communications Inc. agrees to continue to be bound by the terms of the Plan, as amended.



     IN WITNESS WHEREOF, this Fourth Amendment has been executed by the Company, pursuant to action of its Board of Directors, as of the day and year first above written.



                              ADVANSTAR HOLDINGS, INC.



                              By: /s/ Robert Krakoff
                                 -----------------------------
                                    Robert Krakoff,
                                    Chief Executive Officer



                              ADVANSTAR COMMUNICATIONS INC.



                              By: /s/ David Montgomery
                                 -----------------------------
                                    David Montgomery,
                                    Chief Financial Officer

                            FIFTH AMENDMENT TO THE
                           ADVANSTAR HOLDINGS, INC.
                       EMPLOYEES' 401(k) PLAN AND TRUST
                       --------------------------------


                              (1993 RESTATEMENT)



     THIS FIFTH AMENDMENT is made this 30th day of October, 1997, by ADVANSTAR COMMUNICATIONS INC. and ADVANSTAR HOLDINGS, INC. (collectively, the "Company") to the Advanstar Communications Inc. Employees' 401(k) Plan and Trust (the "Plan"), which was restated in its entirety in 1993.

     Pursuant to the provisions of Paragraph 21. of the Plan, said Plan is
                                             ---
hereby amended, as follows:

     FIRST:   Effective January 1, 1997, subparagraph 2.(g) is hereby deleted in
                                                      --
its entirety and following new subparagraph 2.(g) is substituted in lieu
                                            --
thereof:

          "(g) `Employee' shall mean any person employed by the Company (i.e., a sponsoring employer), but excluding (i) any member of a collective bargaining unit with which the Company is required to negotiate with respect to retirement benefits (if retirement benefits have been the subject of good faith negotiation); (ii) any person employed by the Company that is eligible to participate in any other plan maintained by the Company that is (or is intended to be) qualified under Section 401(a) of the Code; and (iii) any person who is employed on an hourly basis. Employee shall also include any Leased Employee deemed to be an Employee as provided in Sections 414(n) or (o) of the Code."

     SECOND:  Effective September 18, 1996, subparagraph 2.(r) is hereby deleted
                                                         --
in its entirety and following new subparagraph 2.(r) is substituted in lieu
                                               --
thereof:

          "(r) `Plan" shall mean the Advanstar Holdings, Inc. Employees' 401(k) Plan set forth in and by this Agreement and all subsequent amendments thereto."

                                   EXHIBIT A

     THIRD:   Effective September 18, 1996, subparagraph 2.(u) is hereby deleted
                                                        --
in its entirety and following new subparagraph 2.(u) is substituted in lieu
                                               --
thereof:

          "(u) `Trust' shall mean the Advanstar Holdings, Inc. Employees' 401(k) Trust set forth herein."

     FOURTH: Effective September 1, 1997, Advanstar Holdings, Inc. designates Expocon Management Associates, Inc. as a sponsoring employer of the Plan, and Expocon Management Associates, Inc. agrees to be bound by the terms of the Plan, as amended. Notwithstanding the terms of subparagraph 9.B. of the Plan, a
                                                       ----
Participant who was a participant in the Expocon Management Associates, Inc. 401(k) Plan as of August 31, 1997 shall be fully vested in all Accounts maintained for such Participant under the Plan.

     IN WITNESS WHEREOF, this Fifth Amendment has been executed by the Company, pursuant to action of its Board of Directors, as of the day and year first above written.

                                   ADVANSTAR HOLDINGS, INC.

                                      /s/ Robert Krakoff
                                   By:_________________________________________
                                      Robert Krakoff, Chief Executive Officer


                                   ADVANSTAR COMMUNICATIONS, INC.

                                      /s/ David Montgomery
                                   By:_________________________________________
                                      David Montgomery, Chief Financial Officer


                                   EXPOCON MANAGEMENT ASSOCIATES, INC.

                                      /s/ Robert Krakoff
                                   By:_________________________________________
                                      Robert Krakoff, President

                                      -2-